[LOGO] SIT
Mutual Fund Group

SEMI-ANNUAL REPORT
STOCK FUNDS
December 31, 1995

                                           A FAMILY
                                           OF 100%
                                           NO-LOAD FUNDS

                                           * DEVELOPING MARKETS
                                             GROWTH FUND

                                           * SMALL CAP
                                             GROWTH FUND

                                           * INTERNATIONAL
                                             GROWTH FUND

                                           * GROWTH FUND

                                           * GROWTH &
                                             INCOME FUND

                                           * BALANCED FUND




                              SIT MUTUAL FUND GROUP
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----

       Chairman's Letter......................................        2

       Performance Review.....................................        4

       Fund Reviews and Portfolios of Investments

             Developing Markets Growth Fund...................        6

             Small Cap Growth Fund............................       10

             International Growth Fund........................       14

             Growth Fund......................................       18

             Growth & Income Fund.............................       22

             Balanced Fund....................................       26

       Notes to Portfolios of Investments.....................       31

       Statements of Assets and Liabilities...................       32

       Statements of Operations...............................       33

       Statements of Changes in Net Assets....................       34

       Notes to Financial Statements..........................       36

       Financial Highlights...................................       40


         This document must be preceded or accompanied by a Prospectus.


                         A LOOK AT THE SIT MUTUAL FUNDS

     The SIT Mutual Fund Group is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.0 billion for some of America's largest corporations, foundations and endowments.

     The SIT Mutual Fund Group is comprised of eleven 100% no-load funds. 100% no-load means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

               Some of the other features include:

               * Free telephone exchange

               * Dollar-cost averaging through automatic investment plan

               * Electronic transfer of funds for purchases and redemptions

               * Free check-writing privileges on bond funds

               * Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                    [Chart]
                              SIT FAMILY OF FUNDS

Chart shows PRINCIPAL STABILITY & CURRENT INCOME and GROWTH POTENTIAL


STABILITY:
SAFETY OF PRINCIPAL
AND CURRENT INCOME
     Money Market

INCOME:
INCREASED INCOME
     U.S. Government Securities
     Tax-Free Income
     Minnesota Tax-Free Income
     Bond

GROWTH & INCOME:
LONG-TERM CAPITAL
APPRECIATION AND INCOME
     Balanced
     Growth & Income


GROWTH:
LONG-TERM CAPITAL
APPRECIATION
     Growth
     International Growth
     Small Cap Growth
     Developing Markets Growth



SIT MUTUAL FUND GROUP
CHAIRMAN'S LETTER - DECEMBER 31, 1995

[Photo]

Dear Fellow Shareholders:

     Domestic stocks performed strongly during the six months ended December 31, 1995, fueled by falling interest rates, healthy increases in corporate profits, reasonably contained inflation, continued debate over federal budget deficit reduction, substantial inflows into domestic equity mutual funds, and a rebound in the dollar's valuation versus the yen and the mark.

ECONOMIC REVIEW

     Economic growth in the U.S. seems likely to have moderated during the fourth quarter of 1995 compared to the third quarter's +3.2% annual real GDP growth rate. The GDP figures are now being calculated using the Commerce Department's new, chain-linked accounting methodology that is designed to more accurately reflect yearly price fluctuations of goods than the older, fixed-weight method. The net effect of this change in recent years has been to reduce growth rates slightly as compared to the older method.

     The majority of data for the fourth quarter points toward softer economic growth at the end of 1995. Personal income grew steadily through the end of the year; however, personal consumption expenditures, a major component of the economy, were relatively modest. Holiday retail sales were generally weak, and year-over-year retail sales for 1995 grew by +3.4%, the lowest gain since 1991. In addition to moderate consumer activity, a year-end moderation in job creation combined with decreases in consumer sentiment and the leading economic indicators seemed to confirm this softening trend.

     Despite the rhetoric over a possible recession, it should be noted that the economy was impacted both by the temporary shutdown of the federal government as well as by adverse weather conditions throughout the country. We estimate that during 1996 economic growth should approximate slightly less than +2.0%.

     Inflation remained in check during the second half of 1995, a positive factor for financial markets, as the CPI closed out the year recording a modest annual increase of +2.5%. Despite the recent uptick in gold prices, we believe that consumer inflation should continue to be moderate in 1996 at approximately +2.5%. We are, however, monitoring rising price patterns in grain commodities which appear to have been driven by extreme weather conditions. The PPI for crude materials, which includes energy, has also risen slightly, but has not induced broad price pressures.

     In Washington, Republicans and Democrats continue to debate the best means for balancing the budget. Both sides have agreed to a seven-year timeframe and to the more conservative CBO scoring method that previously had been major stumbling blocks. The divisive issues yet to be resolved include future reductions in Medicare and Medicaid spending growth and additional tax reductions. Given the duration of the stalemate and the political toll that has been paid by the conservatives, a compromise is likely before March. However, Republicans are likely to resume the entitlement spending debate during the upcoming election. Fiscal policy in 1996 will be moderately restrictive based on the absence of a tax cut and decreased federal outlays resulting from the federal shutdown. Through the first three months of the fiscal year, the federal deficit was $17 billion less than last year.

     Since July, when the Federal Reserve lowered the federal funds rate by 1/4%, domestic monetary policy has been slightly accommodative. Subsequent short-term interest rate reductions in December and January have moved the federal funds and discount rates to 5.25% and 5.00%, respectively. The Fed recently signaled that additional reductions could be warranted if inflation remains at bay and if the economy remains soft. However, Washington's progress in finalizing a budget package will also play a major role in near-term monetary policy. Longer-term interest rates anticipated these Fed actions as the bellwether 30-year Treasury bond closed out the year at 5.95%. Since then, long-term rates have backed up slightly, but we are forecasting that they should remain within a range of 5 1/2-6 1/2% over the intermediate term.

     The U.S. dollar bottomed during the second half of 1996 as major developed nations reduced short-term interest rates to stimulate their lagging economies. Foreign investors subsequently increased their appetite for U.S. Treasury securities and, to a lesser extent, U.S. equities given the dollar's strength and the relatively more attractive yields available in U.S. fixed income markets. Looking ahead, European economies could lower interest rates further as a means of stimulating growth, while Japan should move to provide fiscal stimulus to resolve its banking crisis and reaccelerate its faltering economy. Both of these events could provide additional momentum for the dollar in 1996. However, we still believe that U.S. goods and services are competitively priced in international markets and that the dollar's appreciation will not significantly impair prospects for exports. In November, the U.S. closed its trade deficit to $7.1 billion, the smallest trade gap in recent memory.


                                  [Line Graph]
             A 200 BASIS POINT INCREASE IN THE DEFAULT RATE SUGGESTS
                     A STRONG TILT TOWARD GROWTH OVER VALUE

EQUITY STRATEGY

SUMMARY
     Even though domestic equities provided investors with outstanding returns in 1995, the investment environment continues to appear favorable for equity investors in 1996, although returns should return to more modest levels. Equity market valuation at 17.5 times estimated calendar 1996 earnings for the S&P 500 Index remains within historical norms, particularly when compared to other periods of stable economic growth and low inflation.

     Prospects for growth stocks appear particularly favorable given the deceleration in S&P 500 earnings growth to +6% we are forecasting for 1996. Historically, periods of moderating economic growth evidenced by decelerating broad market earnings gains and increases in default rates have been correlated with superior growth stock performance. For this reason, we believe the cycle favoring growth stocks over value and cyclical stocks remains intact.

     We are maintaining fully-invested positions in domestic equity portfolios with continued emphasis on the technology, health care, and financial sectors as a means of maintaining high levels of expected portfolio earnings growth. Given prospects for a moderating economy, we are moving to reduce the economic cyclicality within portfolios. The environment appears especially attractive for networking and software companies among technology investments, while biotechnology and efficiency-improving health services firms should benefit. Other attractive investment themes include productivity-enhancing and outsourcing opportunities as well as stocks that would benefit from further decreases in domestic interest rates. All domestic equity portfolios are estimated to generate 1996 earnings increases that are more than four times the rate of broad market earnings growth, which should attract the attention of investors searching for growth in a moderating economy.

     The generally uptrending U.S. dollar, continuing low inflation, low interest rates and improving capital flows should further strengthen Asian market momentum in 1996. Non-Japan Asian nations, which are heavily emphasized in international equity portfolios, will likely experience slower rates of economic growth in 1996, but they continue to appear relatively attractive compared to the growth prospects of the developed nations. Investments in these regions will focus on companies benefiting from cost-cutting and productivity enhancements as well as those that are not overly dependent on the U.S. for export opportunities. In Japan, we are focusing on attractively valued, non-financial sectors that will benefit from an economic rebound. In Europe, we are looking for investments in interest-sensitive financial sectors and multinational companies with considerable dollar-based earnings. Finally, Latin American investments in the Developing Markets Growth Fund feature opportunities for strong corporate earnings gains at reasonable valuations, primarily in Brazil, Peru and Chile.

     We appreciate your continued interest and support as shareholders in the SIT Mutual Fund Group.

With best wishes,


Eugene C. Sit, CFA
Chairman and Chief Investment Officer


SIT MUTUAL FUND GROUP
DECEMBER 31, 1995 PERFORMANCE REVIEW - STOCK FUNDS

STOCK FUNDS REVIEW
   Domestic stocks continued their strong advance during the second half of 1995 as declining interest rates and reports of increases in corporate profits sent most domestic indices to record highs.

   U.S. equities in general, as measured by the S&P 500 Index, rose by +14.5% during the final six months of 1995. For the entire calendar year, the S&P 500 recorded a +37.6% gain, its most impressive calendar return in more than 25 years. The NASDAQ Composite returned +12.7% in the second half of 1995, as investors took profits in some of the bellwether technology names during the fourth quarter.

   Large company stocks outperformed small company stocks by an average of +2.5% during this period as measured by the Russell 1000/2000 Indices. Despite the dollar's rebound and continued debate over an eventual capital gains tax rate reduction, investors were drawn to the stability of larger-sized companies late in the year.

   Growth stocks performed very favorably in the third quarter driven by strong second quarter earnings reports from several highly visible technology concerns. As economic questions arose later in the year, however, investors fretted over the economic sensitivity of many of these issues and moved toward financial-related issues in anticipation of further reductions in short-term interest rates. This late stage move toward value caused large cap growth stocks to underperform slightly, but small cap growth stocks managed to maintain their lead and closed the second half of the year with a +1.5% advantage.

   U.S. equity market performance was surpassed only by Switzerland and Sweden in U.S. dollar terms, although a substantial portion of these markets' returns were enhanced by currency movement. European stocks performed well during the second half of 1995, rising by an average of +7.8% as measured by the MSCI Europe Index, while the MSCI Pacific-Ex Japan increased by +5.6%. Japanese markets rebounded sharply in local currency terms during this period as the Nikkei surged by +36.9% sparked by hope of a resolution to Japan's banking crisis and a final bottoming in the economy; however, the yen's deterioration eroded much of this performance for U.S. investors.



                                                    TOTAL RETURN - CALENDAR YEAR                  YTD
                                         1985     1986      1987      1988     1989      1990     1991
SIT DEVELOPING MARKETS GROWTH FUND       ----      ----     ----      ----     ----      ----     ----
  (NASDAQ Symbol: SDMGX)

SIT SMALL CAP GROWTH FUND                ----      ----     ----      ----     ----      ----     ----
  (NASDAQ Symbol: SSMGX)

SIT INTERNATIONAL GROWTH FUND            ----      ----     ----      ----     ----      ----     4.10%(1)
  (NASDAQ Symbol: SNGRX)

SIT GROWTH FUND                          43.65%   10.33%   5.50%      9.77%   35.15%    -2.04%   65.50
  (NASDAQ Symbol: NBNGX)

SIT GROWTH & INCOME FUND                 23.48    21.83    5.32       5.33    32.02     -2.37    32.72
  (NASDAQ Symbol: SNIGX)

SIT BALANCED FUND                         ----     ----    ----       ----     ----      ----     ----

International Emerging Markets
  Free Index(2)                           ----     ----    ----       ----     ----      ----     ----
Russell 2000 Index(2)                     ----     ----    ----       ----     ----      ----     ----
EAFE Index(3)                             ----     ----    ----       ----     ----      ----     0.26
NASDAQ OTC Composite Index               31.36     7.36   -5.26      15.41    19.26    -17.80    56.84
S&P 500 Index                            31.60    18.64    5.28      16.55    31.61     -3.05    30.46



(TABLE CONTINUED FROM ABOVE)
                                       1992      1993        1994      1995

SIT DEVELOPING MARKETS GROWTH FUND     ----      ----      -2.02%(1)  -4.29%
  (NASDAQ Symbol: SDMGX)

SIT SMALL CAP GROWTH FUND              ----      ----      11.57(1)   52.16
  (NASDAQ Symbol: SSMGX)

SIT INTERNATIONAL GROWTH FUND          2.69%    48.37%     -2.99       9.36
  (NASDAQ Symbol: SNGRX)

SIT GROWTH FUND                       -2.14      8.55      -0.47      33.64
  (NASDAQ Symbol: NBNGX)

SIT GROWTH & INCOME FUND               4.94      3.15       2.83      31.66
  (NASDAQ Symbol: SNIGX)

SIT BALANCED FUND                      ----      ----      -0.33      25.43

International Emerging Markets
  Free Index(2)                        ----      ----       2.80      -6.94
Russell 2000 Index(2)                  ----      ----       4.61      28.45
EAFE Index(3)                        -12.17     32.56       7.78      11.21
NASDAQ OTC Composite Index            15.45     14.75      -3.20      39.92
S&P 500 Index                          7.64     10.07       1.32      37.58




                                                    TOTAL        TOTAL
                                                    RETURN       RETURN                AVERAGE ANNUAL TOTAL RETURNS FOR
                                                    QUARTER    SIX MONTHS             THE PERIODS ENDED DECEMBER 31, 1995
                                                     ENDED        ENDED                                                  SINCE
                                      INCEPTION     12/31/95     12/31/95       1 YEAR    3 YEARS 5 YEARS   10 YEARS    INCEPTION

SIT DEVELOPING MARKETS GROWTH FUND    07/01/94       -0.94%        -0.83%        -4.29%     ----     ----       ----     -4.19%
SIT SMALL CAP GROWTH FUND             07/01/94        4.13         25.21         52.16      ----     ----       ----     42.27
SIT INTERNATIONAL GROWTH FUND         11/01/91       -0.53          3.58          9.36     16.32%    ----       ----     13.30
SIT GROWTH FUND                       09/02/82       -0.38         18.32         33.64     13.02    18.52%     14.74%    18.94
SIT GROWTH & INCOME FUND              09/02/82        1.01         11.65         31.66     11.77    14.23      12.98     14.59
SIT BALANCED FUND                     12/31/93        2.77          9.94         25.43      ----     ----       ----     11.81
International Emerging Markets
  Free Index (2)                                     -1.72         -2.76         -6.94      ----     ----       ----     -2.91
Russell 2000 Index (2)                                2.17         12.26         28.45      ----     ----       ----     21.75
EAFE Index (3)                                        4.05          8.39         11.21     16.69     ----       ----      8.39
NASDAQ OTC Composite Index (4)                        0.82         12.71         39.92     15.83    22.99      12.47     14.18
S&P 500 Index (4)                                     6.02         14.45         37.58     15.34    16.59      14.87     17.02

(1)  Period from Fund inception through calendar year-end.
(2)  Figures assume an inception date of 7/1/94.
(3)  Figures assume an inception date of 11/1/91.
(4)  Figures assume an inception date of 9/2/82.


Please remember that past performance is not a guarantee of future results and is only one of the factors to consider in choosing a fund. As with all investments, the share price and return may vary and you may have a gain or loss at the time of sale.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
DECEMBER 31, 1995

[Photo]
Andrew B. Kim, CFA
   Senior Portfolio
    Manager

     The SIT Developing Markets Growth Fund's investment return for the six months ended December 31, 1995, was -0.83%, compared to the MSCI Emerging Markets Free Index decline of -2.76%. The Fund's significant allocation to Hong Kong and Singapore (which are not included in the Index) was the primary reason for the Fund's outperformance during the period as these markets were up +10% and +7% respectively. Additionally, the Brazilian market was up +15%, and Brazil was the Fund's largest country allocation representing 12% of the portfolio at December 31.

     As of December 31, 1995, Asian holdings represented 59% of the portfolio. The Fund's allocation to Hong Kong and Singapore totaled 16% as these markets are most likely to benefit from lower U.S. interest rates. In 1996, improving liquidity is likely to benefit the emerging markets in Asia, many of which have underperformed for the last eighteen months.

     Latin America represented about 25% of the total portfolio. The Fund's Latin American holdings remain concentrated in Brazil, Peru and Chile as these markets provide the best opportunities for strong corporate earnings growth at reasonable valuation levels.

     In other markets, we recently added a new Polish holding, Pan Smak Pizza. Fast food service is in its infancy in Poland, and Pan Smak dominates the pizza market. The Fund's South Africa investment continues to perform well based on strong fundamentals, and we expect future price appreciation to benefit from a narrowing discount as the closed-end fund continues to trade at a 22% discount to net asset value.

     The month of January provided positive signs of returning liquidity to emerging markets, and we expect this trend to continue throughout the year. Although volatility in these markets will continue, we have an optimistic outlook for emerging markets in 1996.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/95:   $9.32 Per Share
                   6/30/95:   $9.41 Per Share

          Total Net Assets:   $5.13 Million


                                  [Bar Graph]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                           SIT DEVELOPING MARKETS       International Emerging
                                GROWTH FUND                Markets Free Index
Pacific Basin                      59.2                             44.8
Latin American                     25.1                             31.0
Europe                              6.0                              4.8
Middle East/Africa                  2.5                             19.4
Other Assets & Liabilities          7.2                              N/A


                         AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                               Morgan Stanley                                   Morgan Stanley
                Developing      International       Lipper       Developing      International        Lipper
                  Markets     Emerging Markets     Emerging        Markets     Emerging Markets      Emerging
                Growth Fund      Free Index      Markets Index   Growth Fund      Free Index       Markets Index

  3 Months        -0.94%          -1.72%           -4.90%          -0.94%           -1.72%            -4.90%
     (unannualized)
  1 Year          -4.29           -6.94            -8.20           -4.29            -6.94             -8.20
  Inception       -4.19           -2.91            -4.15           -6.22            -4.34             -6.17
    (12/31/93)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the International Emerging Markets Free Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                  [Line Graph]
                               GROWTH OF $10,000


The sum of $10,000 invested at inception (7/1/94) and held until 12/31/95 would have declined to $9,378 in the Fund or $9,566 in the International Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                          * Advanced Info Services
                          * Hutchison Whampoa
                          * Genting Berhad
                          * India Growth Fund
                          * Lojas Americanos
                          * Cemig, A.D.R.
                          * Morgan Stanley So. Africa Inv. Fund
                          * Banco Latinoamericano
                          * City Developments
                          * Manila Electric Co.

                          Total number of holdings: 49



SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------
          Quantity          Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS (91.6%)(2)
     CAPITAL GOODS (3.9%)
            44,000     IJM Berhad Corp. (Malaysia)                 $ 70,015
             4,800     Larsen & Toubro, G.D.R. (India)               85,200
            20,000     Leader Universal Cables (Malaysia)            45,689
                                                                    200,904
     CONSUMER DURABLES (2.0%)
           137,000     Multibras (Preferred) (Brazil)               101,490

     CONSUMER NON-DURABLES (11.3%)
           170,000     Brahma (Preferred) (Brazil)                   69,967
            13,000     Cerebos Pacific Ltd. (Singapore)              90,069
           110,300     Fabril Pacifico (Peru)                       123,544
            55,500     Pan Smak Pizza (Poland) (3) (5)               35,811
            10,262     President Enterprises, G.D.R.
                          (Taiwan) (3) (4)                          118,013
            15,000     PT Indofood Sukses
                          (Indonesia) (5)                            72,165
           172,000     Vitasoy International (Hong Kong)             73,410
                                                                    582,979
     CONSUMER SERVICES (7.6%)
            16,000     Genting Berhad (Malaysia)                    133,601
             8,000     Grammy Entertainment
                          (Thailand) (3)                             74,953
           188,000     Informatics Holdings
                          (Singapore) (3)                            72,437
            18,500     PT Modern Photo (Indonesia) (5)              107,209
                                                                    388,200
     ENERGY (2.1%)
             5,000     Ban Pu Coal (Thailand)                       108,777

     FINANCIAL (6.0%)
         BANKING (6.0%)
             2,700     Banco Latinoamericano (Panama)               125,550
             8,000     Bangkok Bank (Thailand)                       97,184
             9,000     United Overseas Bank (Singapore)              86,534
                                                                    309,268
     HEALTH CARE (1.7%)
         BIOTECHNOLOGY/PHARMACEUTICALS (1.7%)
             3,600     Ranbaxy Labs, G.D.R. (India)                  88,200

     MULTI-INDUSTRY (11.1%)
            68,627     First Pacific Co. (Hong Kong)                 76,332
            26,000     Hutchison Whampoa (Hong Kong)                158,382
            10,300     India Growth Fund (India)                    132,612
           228,000     International UNP Holdings Ltd.
                          (Poland) (3) (5)                           76,900
             9,800     Morgan Stanley Africa Investment
                          Fund (South Africa)                       126,175
                                                                    570,401
     RAW MATERIALS (0.8%)
             4,900     Concordia Paper, A.D.R.
                          (Hong Kong) (3)                            38,587

     RETAIL (10.0%)
             3,246     Ceteco Holdings, A.D.S.
                          (Netherlands) (4)                         103,612
         5,600,000     Lojas Americanos (Preferred)
                          (Brazil)                                  131,369
            93,000     Makro Brazil (Brazil) (3)                     53,585
             5,000     Santa Isabel, A.D.S. (Chile)                 120,000
            28,000     Siam Makro (Thailand)                        102,822
                                                                    511,388
     SHELTER (4.4%)
            83,750     Ayala Land 'B' (Philippines)                 102,176
            17,200     City Developments (Singapore)                125,249
                                                                    227,425
     TECHNOLOGY (6.0%)
         COMPUTER RELATED (2.4%)
           153,000     Datacraft Asia Ltd. (Singapore)              120,870

         ELECTRONIC EQUIPMENT (3.6%)
             1,600     Samsung Electronics, G.D.R.
                          (Korea) (4)                                93,600
            10,200     Yageo, G.D.R. (Taiwan)                        91,800
                                                                    185,400
     UTILITIES (24.7%)
         ELECTRIC POWER (9.5%)
             5,980     Cemig, A.D.R. (Brazil) (3) (4)               130,812
             4,300     Enersis, A.D.R. (Chile)                      122,550
             4,200     Korea Electric Power, A.D.R.
                          (Korea) (3)                               112,350
            15,150     Manila Electric Company
                          (Philippines)                             123,607
                                                                    489,319
         TELECOMMUNICATIONS (15.2%)
             9,000     Advanced Info Services (Thailand)            159,354
             2,800     Indosat, A.D.R. (Indonesia)                  102,200
             2,100     Philippine Long Distance, A.D.R.
                          (Philippines)                             113,662
             1,000     SPT Telecom (Czech Republic) (3)              94,671
             1,000     Telebras, A.D.R. (Brazil)                     47,375
         2,250,000     Telecom Brasileiras, S.A. (Brazil)            87,044
            48,050     Telefonos Del Peru - B (Peru) (3)            103,258
            74,704     Tele 2000 (Peru) (3)                          70,377
                                                                    777,941

Total common and preferred stocks
     (cost:  $4,567,269)                                          4,701,149

CONVERTIBLE BONDS (1.2%)
            50,000     United Microelectronics,
                          1.25%, 6/8/04 (Taiwan)                     63,125

Total convertible bonds
     (cost:  $84,537)

SHORT-TERM SECURITIES (8.8%)
           225,000     Ford Motor Credit Corp.,
                          5.76%, 1/10/96                            224,677
           225,000     General Motors Accept. Corp.,
                           5.80%, 1/5/96                            224,855
Total short-term securities                                         449,532
     (cost:  $449,532)


Total investments in securities
     (cost:  $5,101,338) (7)                                     $5,213,806


See accompanying notes to portfolios of investments on page 31.



SIT SMALL CAP GROWTH FUND REVIEW
DECEMBER 31, 1995

[Photo]
Eugene C. Sit, CFA
   Senior Portfolio
    Manager

     The Small Cap Growth Fund finished 1995 in strong fashion, providing investors with a total return of +25.2% during the second half of 1995. During this period, small cap stocks performed positively but lagged larger cap issues in the face of perceived economic slowing and continued partisan delays over the federal budget resolution. The Russell 2000 Index, a benchmark measure of small cap stock performance, rose +12.3% during the last six months of 1995. For the entire calendar year, the Fund's +52.2% return eclipsed the +28.5% increase of the Russell 2000 and placed it among the nation's best performing mutual funds for 1995 according to Lipper Analytical Services.

     Small cap growth stocks outperformed small cap value stocks by +1.5% during the second half of 1995 as measured by the Russell 2000 Growth/Value Indices. Strong earnings gains, particularly among technology issues, drew the attention of investors, propelling growth stocks higher moving into the fourth quarter. As economic uncertainties arose late in the year, value issues gained momentum, particularly among financial issues, as investors began to anticipate impending interest rate reductions. Certain technology stocks deemed to be economically sensitive experienced increased volatility during this period.

     Relative to the Russell 2000 Index, incremental performance during the latter half of 1995 was contributed by overweighting health care and technology holdings, by underweighting consumer non-durable holdings, and through stock selection in the technology and financial services sector. Among technology issues, software and networking issues generally fared well, while performance among semiconductor-related and telecommunications issues was somewhat mixed.

     Primary portfolio adjustments made included reducing technology holdings slightly in favor of increased sector weights in financial services and health care stocks. New portfolio issues included Amerin (private mortgage insurance) and Meadowbrook Insurance (alternative market insurance) among financial issues and HCIA (health care information systems) and Uromed (incontinence devices) among health care holdings. The Fund's weighted average market capitalization of $344 million remains below that of its benchmark indices. As 1996 unfolds, the estimated earnings growth rate of the Fund's portfolio at +33.7% for 1996 should appear compelling as market earnings slow, particularly since its valuation at
23.9 times estimated 1996 earnings represents an attractive value relative to its growth rate.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY


  Net Asset Value 12/31/95:  $16.74 Per Share
                   6/30/95:  $13.49 Per Share

        Total Net Assets:    $31.75  Million


                                  [Bar Graph]
                              PORTFOLIO STRUCTURE
                             (% of total net assets)

                              Technology          34.5
                              Financial           17.9
                              Health Care         17.3
                              Consumer Services    8.3
                              Business Equipment
                               & Services          6.4
                              Retail               3.4
                              Capital Goods        2.8
                              Transportation       2.4
                              Consumer
                               Durables            1.3
                              Other Assets
                               & Liabilities       5.7


                      AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*
                                                    Lipper                                             Lipper
                 Small Cap      Russell 2000       Small Co.       Small Cap      Russell 2000        Small Co.
                Growth Fund         Index           Growth        Growth Fund         Index            Growth

  3 Months         4.13%           2.17%            1.24%            4.13%            2.17%             1.24%
     (unannualized)
  1 Year          52.16           28.45            31.43            52.16            28.45             31.43
  Inception       42.27           21.75            27.14            69.77            34.37             43.50
    (12/31/93)

*  As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                  [Line Graph]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/95 would have grown to $16,977 in the Fund or $13,437 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                   * Advanced Semiconductor Material Intl. N.V.
                   * Transaction Network Services, Inc.
                   * Sierra Health Services, Inc.
                   * American Radio Systems Corp.
                   * Aspen Technology, Inc.
                   * BDM International, Inc.
                   * Community First Bankshares
                   * Imperial Credit Industries, Inc.
                   * Novadigm, Inc.
                   * Risk Capital Holdings, Inc.


                          Total number of holdings: 59


SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)

--------------------------------------------------------------------------------
          Quantity         Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%) (2)
     BUSINESS EQUIPMENT & SERVICES (6.4%)
            20,000     BISYS Group, Inc. (The) (3)               $  615,000
            17,000     Dendrite International, Inc. (3)             306,000
            45,000     Transaction Network Services,
                          Inc. (3)                                1,125,000
                                                                  2,046,000
     CAPITAL GOODS (2.8%)
            30,000     BW/IP, Inc.                                  495,000
            12,500     Molten Metal Technology, Inc. (3)            407,813
                                                                    902,813
     CONSUMER DURABLES (1.3%)
            25,000     Titan Wheel International, Inc.              406,250

     CONSUMER SERVICES (8.3%)
            37,000     American Radio Systems
                          Corp. (3)                               1,036,000
            15,000     Cadmus Communications Corp.                  405,000
            25,000     Central European Media
                          Enterprises, Ltd. (3)                     512,500
            10,000     HA-LO Industries, Inc. (3)                   307,500
            15,000     Heritage Media Corp. (3)                     384,375
                                                                  2,645,375
     FINANCIAL (17.9%)
         FINANCIAL SERVICES (7.9%)
            35,000     Community First Bankshares, Inc.             796,250
            35,000     Imperial Credit Industries, Inc.  (3)        761,250
            15,000     Provident Bankshares Corp.                   442,500
            13,000     Queens County Bankcorp, Inc.                 514,313
                                                                  2,514,313
         INSURANCE (10.0%)
            16,000     Allied Group, Inc.                           576,000
            25,000     Amerin Corp. (3)                             668,750
             9,300     CMAC Investment Corp.                        409,200
            20,000     Crop Growers Corp. (3)                       280,000
            16,000     Meadowbrook Insurance Group (3)              536,000
            30,000     Risk Capital Holdings, Inc. (3)              701,250
                                                                  3,171,200
     HEALTH CARE (17.3%)
         BIOTECHNOLOGY/ PHARMACEUTICALS (2.8%)
            17,000     Dura Pharmaceuticals, Inc. (3)               590,750
            20,000     Genzyme Corp. (3)                            317,500
                                                                    908,250
         MEDICAL EQUIPMENT/ SUPPLIES (5.7%)
            12,000     I-Stat Corp. (3)                             390,000
           115,000     Innerdyne, Inc. (3)                          316,250
            20,000     Neuromedical Systems, Inc. (3)               402,500
            18,000     Resound Corp. (3)                            130,500
            15,000     Possis Medical, Inc. (3)                     241,875
            25,000     Uromed Corp. (3)                             321,875
                                                                  1,803,000
         MEDICAL FACILITIES MANAGEMENT (8.8%)
            15,000     Cycare Systems, Inc. (3)                     384,375
            28,000     GMIS, Inc. (3)                               364,000
            10,000     HCIA, Inc. (3)                               467,500
            35,000     Sierra Health Services, Inc. (3)           1,111,250
            20,000     Summit Care Corp. (3)                        457,500
                                                                  2,784,625
     RETAIL (3.4%)
            14,000     Apple South, Inc.                            301,000
            30,000     Books-A-Million, Inc. (3)                    386,250
            20,000     Sonic Corp. (3)                              380,000
                                                                  1,067,250
     TECHNOLOGY (34.5%)
         COMPUTER RELATED (2.1%)
            15,000     Electronics For Imaging, Inc. (3)            656,250

         COMPUTER SOFTWARE/ SERVICES (18.7%)
            15,000     Alternative Resources Corp. (3)              453,750
            28,000     Aspen Technology, Inc. (3)                   945,000
            27,900     BDM International, Inc. (3)                  809,100
             9,500     Business Objects, S. A., A.D.R. (3)          459,563
            36,700     Data Systems & Software, Inc. (3)            256,900
            42,500     Datalogix International, Inc. (3)            536,562
            30,000     Hyperion Software Corp. (3)                  637,500
            12,500     Legato Systems, Inc. (3)                     387,500
            26,000     Novadigm, Inc. (3)                           737,750
            16,000     Scopus Technology (3)                        404,000
            25,000     Technomatix Technologies, Ltd. (3)           312,500
                                                                  5,940,125
         SEMICONDUCTORS & RELATED (8.1%)
            29,500     Advanced Semiconductor
                          Material International N.V. (3)         1,452,875
            14,000     Integrated Process Equipment
                          Corp. (3)                                 329,000
            30,000     Mattson Technology, Inc. (3)                 450,000
            10,000     Uniphase Corp. (3)                           357,500
                                                                  2,589,375
         TELECOMMUNICATIONS & EQUIPMENT (5.6%)
            27,500     Anadigics Inc. (3)                           584,375
            15,000     Arch Communications Group,
                          Inc. (3)                                  360,000
            30,000     Centennial Cellular Corp. (3)                513,750
            25,000     Intelcom Group Inc. (3)                      309,375
                                                                  1,767,500
     TRANSPORTATION (2.4%)
            22,500     ABC Rail Products Corp. (3)                  497,813
            15,000     Western Pacific Airlines, Inc. (3)           251,250
                                                                    749,063

Total common stocks
     (cost: $25,025,695)                                         29,951,389


SHORT-TERM SECURITIES (7.0%)
                       Ford Motor Credit Corp.:
           600,000        5.75%, 1/3/96                             599,808
           500,000        5.76%, 1/4/96                             499,752
                       General Motors Acceptance Corp.:
           250,000        5.84%, 1/2/96                             249,959
           350,000        6.00%, 1/3/96                             349,883
           510,000     SIT Money Market Fund,
                          5.44% (6)                                 510,000
Total short-term securities
     (cost: $2,209,402)                                           2,209,402

Total investments in securities
     (cost: $27,235,097) (7)                                    $32,160,791


See accompanying notes to portfolios of investments on page 31.


SIT INTERNATIONAL GROWTH FUND REVIEW
DECEMBER 31, 1995

[Photo]
Andrew B. Kim, CFA
   Senior Portfolio
   Manager

     The SIT International Growth Fund's investment return for the six months ended December 31, 1995, was +3.58%, compared to the EAFE index return of +8.39%. The Japanese market was relatively strong during the period, and the Nikkei increased +12% in dollar terms. The Fund's underweighting in Japan (by as much as 18% at the beginning of the period) was the primary reason for the Fund's underperformance relative to the Index.

     During the period we increased the Fund's Japanese allocation from 23% to 32%. Our focus in Japan remains on non-financial sectors where valuations are more attractive on a historical basis. Although we anticipate the yen will continue to weaken, we do not expect a significant depreciation from the year-end rate of 103 yen per U.S. dollar. We believe the gains in Japanese equities will be sufficient to offset any currency loss.

     Non-Japan Asian holdings represented 25% of the portfolio at calendar year-end, down from 30% at June 30, 1995. The slowing economy in Asia ex-Japan should be positive for equity markets in general, but will result in increasingly diverse performance from market to market. We have added companies that have the ability to keep earnings growth through cost-cutting and productivity gains. We are avoiding cyclical stocks in those export industries that are too heavily dependent on the U.S. market.

     High equity valuations in Europe reflect expectations for substantial interest rate reductions as well as continuing strong earnings growth. However, the current valuations appear vulnerable to earnings downgrades in 1996. We have reduced our European weighting to 35%, down from 39%. The Fund's European holdings are focused on interest-sensitive financial sectors and multinational companies with extensive dollar-based earnings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

Net Asset Value   12/31/95:  $15.30 Per Share
                   6/30/95:  $15.71 Per Share

          Total Net Assets:  $73.35  Million


                                   [Bar Graph]
                               PORTFOLIO STRUCTURE
                            ( % of total net assets)

                              SIT INT'L         Morgan Stanley
                             GROWTH FUND         EAFE Index

Japan                            31.6               40.9
Pacific Basin                    25.1                9.5
Other Europe                     22.5               19.5
France, Germany & UK             12.4               30.1
Latin America                     4.7                0.0
Other Assets & Liabilities        3.7                N/A


                        AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                                Morgan Stanley                                    Morgan Stanley
                 International  Capital Int'l        Lipper      International     Capital Int'l      Lipper
                  Growth Fund     EAFE Index       Int'l Fund     Growth Fund       EAFE Index      Int'l Fu
3 Months            -0.53%           4.05%            1.11%         -0.53%             4.05%          1.11%
   (unannualized)
1 Year               9.36           11.21             9.28           9.36             11.21           9.28
3 Years             16.32           16.69            14.66          57.40             58.88          50.74
Inception           13.30            8.39             9.44          68.27             39.90          45.65
  (11/1/91)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                  [Line Graph]
                               GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/95 would have grown to $16,827 in the Fund or $13,990 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        * Aegon N.V., A.D.R.
                        * Canon, Inc., A.D.R.
                        * Secom Co.
                        * Hutchison Whampoa
                        * Astra "B" Free
                        * Telecom Corp. New Zealand, A.D.R.
                        * Reuters Holdings, p.l.c., A.D.S.
                        * Nomura Securities
                        * Wolters Kluwer
                        * Ito Yokado, A.D.R.


                        Total number of holdings: 67


SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
          Quantity         Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS (95.3%)(2)
     BUSINESS EQUIPMENT & SERVICE (4.6%)
            20,100     Canon Inc., A.D.R. (Japan)                $1,836,637
            27,800     Reuters Holdings p.l.c., A.D.S.
                          (United Kingdom)                        1,532,475
                                                                  3,369,112
     CAPITAL GOODS (5.4%)
           540,000     IJM Berhad Corp. (Malaysia)                  859,269
            23,000     Mabuchi Motor (Japan)                      1,431,484
            27,000     Murata Manufacturing Co., Ltd.
                          (Japan)                                   994,652
            33,000     Raito Kogyo (Japan)                          649,432
                                                                  3,934,837
     CONSUMER DURABLES (1.5%)
            47,300     Rinnai Corp. (Japan)                       1,105,101

     CONSUMER NON-DURABLES (5.2%)
            27,000     Amway Japan Ltd. (Japan)                   1,141,232
            13,400     Amway Japan, A.D.R. (Japan)                  279,725
            13,100     Nutricia (Netherlands)                     1,060,756
            50,909     President Enterprises, G.D.R.
                          (Taiwan) (3) (4)                          585,454
         1,660,000     Vitasoy International (Hong Kong)            708,490
                                                                  3,775,657
     CONSUMER SERVICES (10.8%)
           152,500     Genting Berhad (Malaysia)                  1,273,385
           191,193     News Corp. Ltd. Preferred
                          (Australia)                               894,578
           120,000     PT Modern Photo (Indonesia) (5)              695,408
           230,000     Rentokil (United Kingdom)                  1,196,278
            26,000     Secom Co. (Japan)                          1,809,762
           167,183     Village Roadshow Ltd. (Australia)            522,320
            16,044     Wolters Kluwer (Netherlands)               1,519,336
                                                                  7,911,067
     FINANCIAL (10.9%)
         BANKING (2.5%)
            95,000     Bangkok Bank (Thailand)                    1,154,065
            72,500     United Overseas Bank (Singapore)             697,083
                                                                  1,851,148
         FINANCIAL SERVICES (3.6%)
             5,900     Cetelem (France)                           1,108,728
            70,000     Nomura Securities (Japan)                  1,526,878
                                                                  2,635,606
         INSURANCE (4.8%)
            51,602     Aegon N.V., A.D.R. (Netherlands)           2,270,488
             4,120     Zurich Insurance (Switzerland)             1,235,301
                                                                  3,505,789
     HEALTH CARE (9.5%)
         BIOTECHNOLOGY/ PHARMACEUTICALS (9.5%)
            44,200     Astra "B" Free (Sweden)                    1,754,073
             2,500     Gehe, A.G. (Germany)                       1,275,085
               625     Gehe, A.G. New Shares
                          (Germany)                                 310,256
            89,000     Banyu Pharmaceuticals (Japan)              1,095,765
               186     Roche Holdings, A.G.
                          (Switzerland)                           1,475,035
            46,000     Santen Pharmaceutical (Japan)              1,043,512
                                                                  6,953,726
     MULTI-INDUSTRY (5.0%)
           153,000     Citic Pacific Ltd. (Hong Kong)               523,394
           850,000     First Pacific Co. (Hong Kong)                945,430
           296,000     Hutchison Whampoa (Hong Kong)              1,803,119
         1,245,113     International UNP Holdings Ltd.
                          (Poland) (3) (5)                          419,955
                                                                  3,691,898
     RAW MATERIALS (0.9%)
            84,200     Concordia Paper, A.D.R.
                          (Hong Kong) (3)                           663,075

     RETAIL (8.8%)
             8,300     Autobacs Seven (Japan)                       690,381
             1,900     Carrefour (France)                         1,154,287
            40,064     Ceteco Holdings, A.D.S.
                          (Netherlands) (4)                       1,278,843
             6,000     Ito Yokado, A.D.R. (Japan)                 1,476,750
            31,000     Santa Isabel, A.D.R. (Chile) (3)             744,000
            16,000     Seven Eleven Japan (Japan)                 1,129,211
                                                                  6,473,472
     SHELTER (1.8%)
           185,000     City Developments (Singapore)              1,347,151

     TECHNOLOGY (12.0%)
         ELECTRONIC EQUIPMENT (3.6%)
            15,500     Samsung Electronics, G.D.R.
                          (Korea) (4) (3)                           906,750
            24,000     Tokyo Electron (Japan)                       930,668
            87,000     Yageo, G.D.R. (Taiwan)(3)                    783,000
                                                                  2,620,418
         TELECOMMUNICATIONS & EQUIPMENT (8.4%)
            20,900     Indosat, A.D.R. (Indonesia)                  762,850
             7,000     Kyocera Corp. (Japan)                        520,496
             6,400     Kyocera Corp., A.D.R. (Japan)                955,200
            94,000     Kyowa Exeo (Japan)                           844,756
            48,400     L.M. Ericsson Telephone Co.,
                          A.D.R. (Sweden)                           943,800
            54,000     Matsushita Kotobuki (Japan)                1,371,572
            18,400     Nokia Series A  (Finland)                    724,642
                                                                  6,123,316
     TRANSPORTATION (1.5%)
               560     Societe Generale de
                          Surveillance (Switzerland)              1,114,500

     UTILITIES (17.4%)
         ELECTRIC POWER (6.4%)
            25,300     Empresa Nacional De Electricidad,
                          A.D.R. (Spain)                          1,448,425
            25,500     Enersis, A.D.R. (Chile)                      726,750
           152,935     Powergen p.l.c. (United Kingdom)           1,264,404
            30,000     Veba A.G. (Germany)                        1,276,482
                                                                  4,716,061
     TELECOMMUNICATIONS (11.0%)
            55,000     Advanced Info Services (Thailand)            973,829
               130     DDI Corp. (Japan)                          1,008,224
               163     Nippon Telephone & Telegraph
                          (Japan)                                 1,319,465
           477,508     Tele 2000 (Peru) (3)                         449,848
        19,000,000     Telecom Brasileiras, S.A. (Brazil)           735,041
            23,100     Telecom Corp. New Zealand,
                          A.D.R. (New Zealand)                    1,602,563
           661,000     Telecom Italia Mobile Spa
                          (Italy) (3)                             1,164,584
           382,600     Telefonos Del Peru - B (Peru)                822,197
                                                                  8,075,751
Total common and preferred stocks
     (cost:  $55,302,595)                                       69,867,685

CONVERTIBLE BONDS (1.0%)
         $ 590,000     United Microelectronics, 1.25%,
                          6/8/04 (Taiwan)                           744,875
     (cost:  $967,856)
SHORT-TERM SECURITIES (6.5%)
                       Ford Motor Credit Corp.:
         1,000,000        5.95%, 1/5/96                             999,339
                       General Motors Acceptance Corp.:
         1,300,000        6.00%, 1/3/96                           1,299,578
           910,000        6.00%, 1/4/96                             909,545
           380,000        5.79%, 1/5/96                             379,756
           667,000     Norwest Financial, Inc., 5.70%,
                          1/2/96                                    666,894
           510,000     SIT Money Market Fund,
                          5.44% (6)                                 510,000

Total short-term securities
     (cost:  $4,765,112)                                          4,765,112

Total investments in securities
     (cost:  $61,035,563) (7)                                   $75,377,672


See accompanying notes to portfolios of investments on page 31.


SIT GROWTH FUND REVIEW
DECEMBER 31, 1995

[Photo]
Eugene C. Sit, CFA
   Senior Portfolio
    Manager
Erik S. Anderson, CFA
   Portfolio Manager

     The Growth Fund rose to new highs during the second half of 1995, providing investors with a total return of +18.3%. During this period, the Fund's performance exceeded both the +14.5% gain of the S&P 500 and the +12.7% increase in the technology-laden NASDAQ Composite. The Fund's second-half performance was even more notable given the fact that midcap growth stocks generally underperformed midcap value stocks by -6.0% as measured by the S&P Midcap Growth/Value Indices. This disparity was largely the result of growing concerns over a softening domestic economy that created volatility among economically sensitive stocks, namely retailing, semiconductor-related, and telecommunications issues during the fourth quarter.

     Stock selection among technology issues, particularly during the third quarter, was the driving factor behind the Fund's favorable showing as shares of networking and software companies performed well. In addition, the Fund's overweight in health care stocks was a benefit as was stock selection among financial stocks, particularly as investors began to anticipate a reduction in interest rates late in the fourth quarter.

     Historically, growth stocks have tended to outperform value stocks and the broad market during periods of economic and profit deceleration. Therefore, the Fund's portfolio continues to emphasize companies with prospects for consistently superior earnings growth. These issues are predominantly found in the technology and health care sectors, although we are moving to reduce portfolio exposure to economic cyclicality within these groups. The estimated 34% earnings growth of the equities held in the Fund's portfolio should be looked upon favorably in the coming year, particularly in light of its current valuation at 24.2 times 1996 estimated earnings, a nearly 30% discount to its near-term growth rate.

     We believe the fundamental case in favor of growth stock investing remains intact, and the Fund continues to be fully invested with an equity ratio of 95.6% of total net assets. The Fund's current weighted average market cap of $2.4 billion approximates that of most midcap indices, although its growth potential is considerably higher. Companies representing more than 75% of the Fund's portfolio weight are expected to show earnings growth of more than 16% over the long term. New issues added during the second half of 1995 included Cordis (catheter manufacturer), Dendrite International (sales force management software), and Petroleum Geo Services (energy services).


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.


                               PORTFOLIO SUMMARY

  Net Asset Value 12/31/95:  $ 13.86 Per Share
                   6/30/95:  $ 13.00 Per Share

          Total Net Assets:  $377.15 Million


                                  [Bar Graph]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                   Technology                         32.7
                   Health Care                        17.5
                   Financial                          16.7
                   Business Equipment
                     & Services                       13.7
                   Energy                              4.2
                   Consumer Services                   3.0
                   Consumer Durables                   2.0
                   Retail                              1.8
                   Raw Materials                       1.6
                   Capital Goods                       1.4
                   Transportation                      1.0
                   Other Assets
                    & Liabilities                      4.4


                          AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                 Growth        NASDAQ OTC            S&P              Growth        NASDAQ OTC            S&P
                  Fund       Composite Index      500 Index            Fund       Composite Index      500 Index

  3 Months       -0.38%            0.82%            6.02%             -0.38%          0.82%             6.02%
     (unannualized)
  1 Year         33.64            39.92            37.58              33.64          39.92             37.58
  5 Years        18.52            22.99            16.59             133.83         181.44            115.44
  10 Years       14.74            12.47            14.87             295.60         223.80            300.12
  Inception      18.94            14.18            17.02             910.35         486.14            713.40
    (9/2/82)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NASDAQ OTC Composite Index nor the S&P 500 Index.


                                  [Line Graph]
                                GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/95 would have grown to $101,035 in the Fund or $58,614 in the NASDAQ OTC Composite Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                            * 3Com Corp.
                            * Oxford Health Plans, Inc.
                            * TCF Financial Corp.
                            * Parametric Technology, Inc.
                            * Mercury General Corp.
                            * Xilinx, Inc.
                            * HBO & Co.
                            * Ceridian Corp.
                            * MGIC Investment Corp.
                            * Madge N.V.

                            Total number of holdings:  60


SIT GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
          Quantity         Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.6%) (2)
     BUSINESS EQUIPMENT & SERVICE (13.7%)
            69,000     BISYS Group. Inc. (The) (3)              $ 2,121,750
            48,500     Broderbund Software, Inc. (3)              2,946,375
           252,600     Ceridian Corp. (3)                        10,419,750
           186,700     Danka Business Systems, Inc.,
                           A.D.R.                                 6,907,900
           112,000     Dendrite International, Inc. (3)           2,016,000
            81,500     First Data Corp.                           5,450,313
           215,500     Fiserv, Inc. (3)                           6,465,000
           140,100     National Data Corp.                        3,467,475
           192,000     Office Depot, Inc. (3)                     3,792,000
           159,500     Paychex, Inc.                              7,955,063
                                                                 51,541,626
     CAPITAL GOODS (1.4%)
            75,500     Sundstrand Corp.                           5,313,313

     CONSUMER DURABLES (2.0%)
           265,000     Harley-Davidson, Inc.                      7,618,750

     CONSUMER SERVICES (3.0%)
           140,000     Loewen Group, Inc.                         3,543,750
           208,200     Stewart Enterprises, Inc.                  7,703,400
                                                                 11,247,150
     ENERGY (4.2%)
           111,000     Devon Energy Corp.                         2,830,500
           138,500     HS Resources, Inc. (3)                     1,783,188
           168,600     Parker & Parsley Petroleum Co.             3,709,200
            39,500     Petroleum Geo-Services,
                          A.D.R. (3)                                987,500
           141,200     Sonat Offshore Drilling, Inc.              6,318,700
                                                                 15,629,088
     FINANCIAL (16.7%)
         BANKING (5.0%)
            81,500     Mercantile Bancorporation, Inc.            3,749,000
           394,000     TCF Financial Corp.                       13,051,250
            63,000     UJB Financial Corp.                        2,252,250
                                                                 19,052,500
         FINANCIAL SERVICES (4.7%)
           258,800     Green Tree Financial Corp.                 6,825,850
           362,250     Mercury Finance Co.                        4,799,812
           123,900     T. Rowe Price & Associates                 6,102,075
                                                                 17,727,737
         INSURANCE (7.0%)
           114,000     CMAC Investment Corp.                      5,016,000
           231,000     Mercury General Corp.                     11,030,250
           189,500     MGIC Investment Corp.                     10,280,375
                                                                 26,326,625

     HEALTH CARE (17.5%)
         BIOTECHNOLOGY/PHARMACEUTICALS (6.3%)
           140,000     Biogen, Inc. (3)                           8,610,000
            39,500     Cordis Corp. (3)                           3,969,750
           142,500     Elan Corp., p.l.c., A.D.R. (3)             6,929,062
            86,500     R. P. Scherer Corp. (3)                    4,249,312
                                                                 23,758,124
         MEDICAL FACILITIES MANAGEMENT (11.2%)
           133,900     Cerner Corp. (3)                           2,744,950
           140,400     HBO & Co.                                 10,758,150
           310,200     HEALTHSOUTH Rehabilitation
                          Corp. (3)                               9,034,575
           130,500     Integrated Health Services, Inc.           3,262,500
            36,500     Medic Computer Systems,
                          Inc.  (3)                               2,208,250
           195,000     Oxford Health Plans, Inc. (3)             14,405,625
                                                                 42,414,050

     RAW MATERIALS (1.6%)
           150,600     IMC Global, Inc.                           6,155,775

     RETAIL (1.8%)
           128,000     Kohls Corp. (3)                            6,720,000

     TECHNOLOGY (32.7%)
         COMPUTER RELATED (8.9%)
           341,800     3Com Corp. (3)                            15,936,425
           175,000     Electronics For Imaging, Inc. (3)          7,656,250
           225,500     Madge N.V. (3)                            10,091,125
                                                                 33,683,800
         COMPUTER SOFTWARE/SERVICES (12.7%)
            56,500     Adobe Systems, Inc.                        3,503,000
            25,700     Baan Co N.V.  (3)                          1,162,925
            72,500     Business Objects, S. A.,
                          A.D.R. (3)                              3,507,187
           277,000     Hyperion Software, Inc. (3)                5,886,250
           187,000     Informix Corp. (3)                         5,610,000
            75,000     Intuit, Inc. (3)                           5,850,000
            71,000     Legato Systems, Inc. (3)                   2,201,000
           166,000     Parametric Technology, Inc. (3)           11,039,000
           209,000     Peoplesoft, Inc. (3)                       8,987,000
                                                                 47,746,362
         SEMICONDUCTORS & RELATED (6.3%)
           188,000     Analog Devices, Inc. (3)                   6,650,500
           209,200     Integrated Device Technology,
                          Inc. (3)                                2,693,450
           131,000     KLA Instruments Corp. (3)                  3,414,187
           355,500     Xilinx, Inc. (3)                          10,842,750
                                                                 23,600,887
         TELECOMMUNICATIONS & EQUIPMENT (4.8%)
           181,108     Cellular Communications,
                          Inc. (3)                                9,010,123
           130,400     DSC Communications Corp. (3)               4,808,500
           178,000     Paging Network, Inc. (3)                   4,338,750
                                                                 18,157,373
     TRANSPORTATION (1.0%)
            86,500     XTRA Corp.                                 3,676,250

Total common stocks
     (cost:  $252,675,323)                                      360,369,410

SHORT-TERM SECURITIES (4.2%)
                       Ford Motor Credit Co.:
         2,000,000        5.76%, 1/3/96                           1,999,361
         2,000,000        5.96%, 1/4/96                           1,999,008
         1,920,000        5.96%, 1/5/96                           1,918,731
         1,865,000        5.76%, 1/9/96                           1,862,617
                       General Motors Acceptance Corp.:
         1,770,000        5.81%, 1/2/96                           1,769,715
         1,500,000        5.85%, 1/3/96                           1,499,513
         1,490,000        5.85%, 1/4/96                           1,489,275
         1,500,000        6.01%, 1/5/96                           1,499,000
         1,323,000        6.01%, 1/8/96                           1,321,457
           510,000     SIT Money Market Fund,
                          5.44% (6)                                 510,000

Total short-term securities
     (cost:  $15,868,677)                                        15,868,677

Total investments in securities
     (cost:  $268,544,000) (7)                                 $376,238,087

See accompanying notes to portfolios of investments on page 31.

SIT GROWTH & INCOME FUND REVIEW
DECEMBER 31, 1995

[Photo]
Peter L. Mitchelson, CFA
   Senior Portfolio
    Manager
Ronald D. Sit, CFA
   Portfolio Manager

     Performance of the SIT Growth & Income Fund was +11.7% for the last six months of 1995 and was also very satisfactory for the full calendar year. As shown in the adjoining table, the Fund's total return (appreciation plus dividends) was +31.7% in 1995 and this exceeded the +30.5% average return of 495 growth and income funds as calculated by Lipper Analytical Services, Inc.

     During 1995, the Fund maintained quite modest cash reserve levels, preferring to remain effectively fully invested to participate in the dynamic equity market opportunities. As of December 31, 1995, cash reserve levels were 5.8%, up slightly from the 4% level at June 30, 1995. Total dividends paid in 1995 were approximately $2.30 per share, of which $2.24 per share were long-term capital gains.

     Industry weightings in the equity sector of the portfolio were changed only modestly in the latest quarter. The technology group decreased in weighting by approximately three percentage points, influenced importantly by market trends during the period. We did, however, sell General Instrument and trimmed the holding of Motorola. Two groups experiencing increases were health care, which performed well in the quarter, and, to a lesser degree, financial. We started a position in HBO & Co., a health care information services company, as well as Whitman Corporation, one of the country's most profitable soft drink bottlers with an interesting new bottling opportunity in Poland.

     There are many crosscurrents influencing financial markets at the present time, ranging from apparent weakness in the economy (partly exacerbated by the government shutdown) to uncertainty over the budget battles being fought in Washington. Normally, presidential election years are satisfactory ones for equity investors, although our expectations are certainly more modest than the very favorable results of 1995. The companies held in the Growth & Income Fund portfolio possess well-above-average projected earnings growth rates and stocks of this type historically have done well during periods of economic slowdown. Accordingly, we remain generally optimistic about prospects for 1996 and believe that long-term investors should stay the course.


                        INVESTMENT OBJECTIVE AND STRATEGY

 The objective of the Growth & Income Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund may invest in common stocks, preferred stocks, convertible stocks and bonds, corporate bonds, debentures and government securities.

     Currently, the fund invests exclusively in common and preferred stocks and securities convertible into common stock. In making common stock investments, effort is directed toward the selection of "blue-chip" common stocks that pay dividends, particularly those with which have provided stable and growing dividend rates on an historical basis.


                               PORTFOLIO SUMMARY

  Net Asset Value 12/31/95:  $29.39 Per Share
                   6/30/95:  $28.38 Per Share

          Total Net Assets:  $46.46 Million

        Quarterly Dividend:
    Long-Term Capital Gain   $ 2.24 Per Share
           Ordinary Income   $ 0.01 Per Share


                                   [Bar Graph]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                       Technology                    25.4
                       Health Care                   18.3
                       Financial                     13.8
                       Consumer
                        Non-Durables                  9.2
                       Business Equip.
                        & Services                    8.0
                       Consumer
                        Services                      4.5
                       Retail                         3.8
                       Energy                         3.0
                       Raw Materials                  3.0
                       Capital Goods                  2.6
                       Utilities                      2.6
                       Other Assets
                        & Liabilities                 5.8


                       AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                Growth &      Lipper Growth          S&P       Growth &        Lipper Growth        S&P
               Income Fund   & Income Index       500 Index   Income Fund     & Income Index     500 Index

  3 Months        1.01%            4.05%            6.02%        1.01%             4.05%           6.02%
     (unannualized)
  1 Year         31.66            30.47            37.58        31.66             30.47           37.58
  5 Years        14.23            15.75            16.59        94.48            107.80          115.44
  10 Years       12.98            13.20            14.87       238.77            245.46          300.12
  Inception      14.59            15.42            17.02       515.21            577.00          713.40
    (9/2/82)


* As of 12/31/95

     Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The Lipper Index figures are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.
     On 6/6/93, the Fund's investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.


                                  [Line Graph]
                               GROWTH OF $10,000

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/95 would have grown to $61,521 in the Fund, $67,700 in the Lipper Growth & Income Fund Index or $81,340 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                             10 LARGEST HOLDINGS

                             * First Data Corp.
                             * Cisco Systems, Inc.
                             * Amgen, Inc.
                             * Pfizer, Inc.
                             * Citicorp
                             * Intel Corp.
                             * Oracle Systems Corp.
                             * Medtronic Inc.
                             * Philip Morris Cos., Inc.
                             * Johnson & Johnson


                             Total number of holdings: 58

SIT GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
          Quantity         Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON STOCKS (94.2%) (2)
     BUSINESS EQUIPMENT & SERVICES (8.0%)
            20,500     Ceridian Corp. (3)                        $  845,625
            27,444     First Data Corp.                           1,835,318
            15,500     Office Depot Inc. (3)                        306,125
             9,500     Paychex, Inc.                                473,813
            16,000     Sensormatic Electronics Corp.                278,000
                                                                  3,738,881
     CAPITAL GOODS (2.6%)
            10,000     Alco Standard Corp.                          456,250
            17,000     Owens-Corning Fiberglas Corp. (3)            762,875
                                                                  1,219,125
     CONSUMER NON-DURABLES (9.2%)
            12,500     Coca Cola Co.                                928,125
            18,500     Gillette Co. (The)                           964,313
            13,000     Philip Morris Cos., Inc.                   1,176,500
             1,500     Pioneer Hi-Bred International, Inc.           83,438
            11,000     Proctor & Gamble Co.                         913,000
             8,000     Whitman Corp.                                186,000
                                                                  4,251,376
     CONSUMER SERVICES (4.5%)
            28,875     CUC International, Inc. (3)                  985,359
            14,000     Marriot International, Inc.                  535,500
            12,500     Viacom, Inc. Class B (3)                     592,188
                                                                  2,113,047
     ENERGY (3.0%)
             3,500     British Petroleum Co., p.l.c, A.D.R.         357,437
             9,500     Schlumberger Ltd.                            657,875
            20,000     Union Texas Petroleum
                          Holdings, Inc.                            387,500
                                                                  1,402,812
     FINANCIAL (13.8%)
         BANKING (4.6%)
            20,500     Citicorp                                   1,378,625
            23,000     Norwest Corp.                                759,000
                                                                  2,137,625
         FINANCIAL SERVICES (2.9%)
            10,500     American Express Co.                         434,437
            11,000     Federal Home Loan Mortgage
                          Corp.                                     918,500
                                                                  1,352,937
         INSURANCE (6.3%)
            11,000     American International Group, Inc.         1,017,500
            12,000     EXEL Ltd.                                    732,000
            15,000     Mercury General Corp.                        716,250
             8,000     MGIC Investment Corp.                        434,000
                                                                  2,899,750
     HEALTH CARE (18.3%)
         BIOTECHNOLOGY/ PHARMACEUTICALS (9.1%)
            26,000     Amgen, Inc. (3)                            1,543,750
            21,500     Medtronic, Inc.                            1,201,312
            23,500     Pfizer, Inc.                               1,480,500
                                                                  4,225,562
         MEDICAL EQUIPMENT/ SUPPLIES (3.9%)
            13,500     Johnson & Johnson                          1,155,937
            12,000     Stryker Corp.                                630,000
                                                                  1,785,937
         MEDICAL FACILITIES MANAGEMENT (5.3%)
             6,000     HBO & Co.                                    459,750
            20,500     HEALTHSOUTH Rehabilitation
                          Corp. (3)                                 597,062
            15,500     Mid Atlantic Medical Services
                          Corp. (3)                                 375,875
            16,000     United HealthCare Corp. (3)                1,048,000
                                                                  2,480,687
     RAW MATERIALS (3.0%)
             6,000     Monsanto Co.                                 735,000
             9,000     Potash Corp. Saskatchewan, Inc.              637,875
                                                                  1,372,875
     RETAIL (3.8%)
            24,500     Federated Department Stores,
                          Inc. (3)                                  673,750
            22,400     Home Depot, Inc. (The)                     1,072,400
                                                                  1,746,150
     TECHNOLOGY (25.4%)
         AEROSPACE/ DEFENSE (2.0%)
            12,000     Boeing Company                               940,500

         COMPUTER RELATED (4.5%)
            23,500     Cisco Systems, Inc. (3)                    1,753,688
            12,500     Silicon Graphics, Inc. (3)                   343,750
                                                                  2,097,438
         COMPUTER SOFTWARE/ SERVICES (8.0%)
            11,250     Computer Associates International,
                          Inc.                                      639,844
            11,000     Microsoft Corp. (3)                          965,250
            29,000     Oracle Systems Corp. (3)                   1,228,875
             8,500     Parametric Technology Corp. (3)              565,250
             6,000     SAP A.D.S. (4)                               302,400
                                                                  3,701,619
         SEMICONDUCTORS & RELATED (5.2%)
             9,000     Applied Materials, Inc. (3)                  354,375
            23,000     Intel Corp.                                1,305,250
            23,500     LSI Logic Corp. (3)                          769,625
                                                                  2,429,250
         TELECOMMUNICATIONS & EQUIPMENT (5.7%)
            33,500     Airtouch Communications,
                          Inc. (3)                                  946,375
            19,000     DSC Communications Corp. (3)                 700,625
             8,000     Motorola, Inc.                               456,000
             8,500     Nokia Corp., A.D.R.                          330,438
             5,500     Tellabs, Inc. (3)                            203,500
                                                                  2,636,938
     UTILITIES (2.6%)
            17,000     Enron Corp.                                  648,125
            22,000     MCI Communications, Inc.                     574,750
                                                                  1,222,875

Total common stocks
     (cost: $30,900,402)                                         43,755,384

SHORT-TERM SECURITIES (6.3%)
                       Ford Motor Credit Co.:
           600,000        5.95%, 1/5/96                             599,603
           650,000        5.75%, 1/8/96                             649,273
                       General Motors Acceptance Corp:
           425,000        6.00%, 1/3/96                             424,862
           700,000        6.00%, 1/4/96                             699,650
           544,000     Norwest Financial, Inc., 5.70%,
                          1/2/96                                    543,914

Total short-term securities
     (cost: $2,917,302)                                           2,917,302

Total investments in securities
     (cost: $33,817,704) (7)                                    $46,672,686

See accompanying notes to portfolios of investments on page 31.



SIT BALANCED FUND REVIEW
DECEMBER 30, 1995

[Photo]
Peter L. Mitchelson, CFA
   Senior Portfolio
    Manager
Bryce A. Doty, CFA
   Portfolio Manager

     During the last 6 months of 1995, the SIT Balanced Fund's total return was +9.9% and for the calendar year was +25.4%, which exceeded the +24.6% annual return of the Lipper Balanced Fund Index. The Fund's 12-month total return ranked 25th out of 60 funds in its Lipper style and size grouping. Total dividends paid on the Fund's shares in 1995 were approximately $0.27 per share, the same as in 1994.

     As of December 31, 1995, the asset allocation of the Fund was 53% in equities (down from 59% at the end of June), 37% in bonds and 10% in cash reserve instruments. The normal equity operating range for the Fund is 40% to 60% of total assets.

     Within the equity sector of the portfolio, industry weighting changes were quite modest in the final quarter. The biggest sectoral shift over the course of the year was increased emphasis on financial stocks, which increased from 11% of total equities at the end of 1994 to 17% a year later. Reductions were made in the cyclically-sensitive capital goods sector as well as retail. The primary financial characteristic of the equity holdings is above-average projected earnings growth, which is very much stronger than the currently decelerating trend of corporate profits as a whole.

     In the fixed income portion of the portfolio, during the fourth quarter the Fund invested cash flow and reallocated some intermediate U.S. Treasury holdings into corporate and mortgage-backed securities. For 1996, current plans are to maintain the duration of the Fund's fixed income holdings near that of the Lehman Aggregate Bond Index and to continue to emphasize high quality securities.

     Despite current crosscurrents in the economy and in Washington, our outlook continues to call for moderate growth and inflation, two ingredients that normally enhance prospects for financial assets. Over the past 12 months, the Fund's net assests have grown from $1.5 million to $3.6 million and we are most appreciative of investors' increasing interest and participation.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

  Net Asset Value 12/31/95:   $11.86 Per Share
                   6/30/95:   $10.99 Per Share

          Total Net Assets:   $ 3.58  Million

        Quarterly Dividend:   $ 0.08 Per Share


                                  [Pie Graph]
                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                       Stocks 52.9%
                       Fixed Income 47.1% (Bonds & Cash)



                       AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                Balanced    Lehman Aggregate         S&P       Balanced      Lehman Aggregate       S&P
                  Fund         Bond Index         500 Index      Fund           Bond Index       500 Index

  3 Months        2.77%            4.26%            6.02%        2.77%             4.26%           6.02%
     (unannualized)
  1 Year         25.43            18.47            37.58        25.43             18.47           37.58
  Inception      11.81             7.25            18.07        25.02             15.02           39.40
    (12/31/93)


* As of 12/31/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Aggregate Bond Index nor the S&P 500 Index.


                                  [Line Graph]
                               GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/95 would have grown to $12,502 in the Fund, $11,502 in the Lehman Aggregate Bond Index or $13,940 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

                     STOCKS:
                       * First Data Corp.
                       * Citicorp
                       * Cisco Systems, Inc.
                       * Pfizer, Inc.
                       * Amgen, Inc.

                     BONDS:
                       * U.S. Treasury Note, 7.75%, 1/31/00
                       * U.S. Treasury Note, 12.00%, 8/15/13
                       * FNMA 10.00%, 10/1/19
                       * GNMA 9.25%, 9/15/01
                       * GNMA 9.00%, 6/15/11

                       Total number of holdings:  79



SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
          Quantity         Name of Issuer                       Market Value(1)
--------------------------------------------------------------------------------
COMMON STOCKS (52.9%) (2)
     BUSINESS EQUIPMENT & SERVICES (5.1%)
               800     Ceridian Corp. (3)                          $ 33,000
             1,192     First Data Corp.                              79,715
               800     Office Depot, Inc. (3)                        15,800
               700     Paychex, Inc.                                 34,913
             1,000     Sensormatic Electronics Corp.                 17,375
                                                                    180,803
     CAPITAL GOODS (0.8%)
               600     Owens-Corning Fiberglas Corp. (3)             26,925

     CONSUMER NON-DURABLES (4.9%)
               500     Coca Cola Co.                                 37,125
             1,000     Gillette Co. (The)                            52,125
               600     Philip Morris Cos., Inc.                      54,300
               400     Proctor & Gamble Co.                          33,200
                                                                    176,750
     CONSUMER SERVICES (2.9%)
             1,300     CUC International, Inc. (3)                   44,362
               800     Marriot International, Inc.                   30,600
               600     Viacom Inc., Class B (3)                      28,425
                                                                    103,387
     ENERGY (2.3%)
               900     McDermott International, Inc.                 19,800
               500     Schlumberger Ltd.                             34,625
             1,500     Union Texas Petroleum Holdings,
                          Inc.                                       29,063
                                                                     83,488
     FINANCIAL (9.1%)
         BANKING (2.8%)
             1,000     Citicorp                                      67,250
             1,000     Norwest Corp.                                 33,000
                                                                    100,250
         FINANCIAL SERVICES (2.2%)
               500     American Express Co.                          20,687
               700     Federal Home Loan Mortgage Corp.              58,450
                                                                     79,137
         INSURANCE (4.1%)
               600     American International Group, Inc.            55,500
               600     EXEL Ltd.                                     36,600
               700     Mercury General Corp.                         33,425
               400     MGIC Investment Corp.                         21,700
                                                                    147,225
     HEALTH CARE (9.8%)
         BIOTECHNOLOGY/ PHARMACEUTICALS (4.7%)
             1,000     Amgen, Inc. (3)                               59,375
               800     Medtronic, Inc.                               44,700
             1,000     Pfizer, Inc.                                  63,000
                                                                    167,075
         MEDICAL EQUIPMENT/ SUPPLIES (2.3%)
               600     Johnson & Johnson                             51,375
               600     Stryker Corp.                                 31,500
                                                                     82,875
         MEDICAL FACILITIES MANAGEMENT (2.8%)
               300     HBO & Co.                                     22,987
             1,000     HEALTHSOUTH Rehabilitation
                          Corp. (3)                                  29,125
               700     Mid Atlantic Medical Services,
                          Inc. (3)                                   16,975
               500     United HealthCare Corp. (3)                   32,750
                                                                    101,837
     RAW MATERIALS (1.8%)
               300     Monsanto Co.                                  36,750
               400     Potash Corp. Saskatchewan, Inc.               28,350
                                                                     65,100
     RETAIL (1.8%)
             1,100     Federated Department Stores,
                          Inc. (3)                                   30,250
               700     Home Depot, Inc. (The)                        33,512
                                                                     63,762
     TECHNOLOGY (13.2%)
         AEROSPACE/ DEFENSE (1.3%)
               600     Boeing Company                                47,025

         COMPUTER RELATED (2.3%)
               900     Cisco Systems, Inc. (3)                       67,162
               500     Silicon Graphics, Inc. (3)                    13,750
                                                                     80,912
         COMPUTER SOFTWARE/ SERVICES (4.1%)
               500     Computer Associates International,
                          Inc.                                       28,438
               500     Microsoft Corp. (3)                           43,875
             1,100     Oracle Systems Corp. (3)                      46,612
               400     Parametric Technology Corp. (3)               26,600
                                                                    145,525
         SEMICONDUCTORS & RELATED (2.4%)
               400     Applied Materials, Inc. (3)                   15,750
               800     Intel Corp.                                   45,400
               800     LSI Logic Corp. (3)                           26,200
                                                                     87,350
         TELECOMMUNICATIONS EQUIPMENT (3.1%)
             1,300     Airtouch Communications, Inc. (3)             36,725
               800     DSC Communications Corp. (3)                  29,500
               400     Motorola, Inc.                                22,800
               600     Nokia Corp., A.D.R.                           23,325
                                                                    112,350
     UTILITIES (1.2%)
               800     Enron Corp.                                   30,500
               500     MCI Communications, Inc.                      13,062
                                                                     43,562

Total common stocks (cost: $1,478,441)                            1,895,338

BONDS (37.0%)
     U.S. TREASURY (14.6%)
                       U.S. Treasury Notes:
           250,000        7.75%, 1/31/00                            271,653
           100,000        12.00%, 8/15/13                           154,266
                       U.S. Treasury Strips:
           100,000        Principal Strip, 6.57%, 8/15/20            21,976
           100,000        Interest Strip, 6.28% Effective
                             Yield on Purchase Date,
                              5/15/09                                45,721
           100,000        Interest Strip, 6.56%, Effective
                             Yield on Purchase Date,
                             11/15/15                                29,495
                                                                    523,111
     ASSET-BACKED SECURITIES (1.4%)
            25,000     American Housing Trust Corp.,
                          8.25%, 6/25/20                             26,603
            25,000     Green Tree Financial Corp.,
                          Series 1993-3, 6.40%, 10/15/18             23,762
                                                                     50,365
     CORPORATE BONDS & NOTES (3.3%)
            20,000     Green Tree Financial Corp.,
                          7.25%, 9/15/26                             20,907
            50,000     Nac Re Corp., 7.15%, 11/15/05                 51,063
            50,000     Price/ Costco Inc., Convertible Deb.,
                          5.75%, 5/15/02                             47,500
                                                                    119,470
     MORTGAGE PASS-THROUGH SECURITIES (17.7%)
         FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.1%)
           100,423     10.00%, 10/1/19                              109,473

         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.0%)
            57,844     9.00%, 6/15/11                                61,182
            37,322     9.00%, 12/15/16                               39,336
            90,647     9.25%, 9/15/01                                96,443
             7,742     9.75%, 2/1/01                                  8,169
            34,361     10.50%, 3/15/19                               37,812
            29,328     11.25%, 10/15/00                              31,641
            29,691     11.25%, 10/15/11                              31,637
            13,918     11.75%, 3/15/00                               15,112
                                                                    321,332

     COLLATERALIZED MORTGAGE OBLIGATIONS (5.6%)
            25,000     FHLMC CMO,
                          1617, 6.25%, 3/15/23                       24,589
            50,000     FNMA 1994-38 Pac, 6.65%,
                          12/25/23                                   50,844
                       Vendee Mortgage Trust:
            23,619        1992-1 2B, 7.75%, 9/15/10                  24,076
            25,000        1993-2 2C, 6.25%, 3/15/10                  24,962
            25,000        1992-1 2D, 7.75%, 12/15/14                 26,261
            25,000        1992-2 2D, 7.00%, 9/15/15                  25,527
            24,000        1994-3 2D, 7.75%, 5/15/18                  25,883
                                                                    202,142

Total Bonds (cost: $1,293,336)                                    1,325,893

SHORT TERM SECURITIES (9.1%)
           170,000     General Motors Accept. Corp.,
                          5.84%, 1/2/9                              169,972
           155,000     SIT Money Market Fund,
                          5.44% (6)                                 155,000

Total Short Term (cost: $324,972)                                   324,972

Total investments in securities
     (cost: $3,096,749) (7)                                      $3,546,203

See accompanying notes to portfolios of investments on page 31.



SIT MUTUAL FUND GROUP
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Common stock sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at December 31, 1995 is $292,085 and $1,115,363 in Developing Markets Growth Fund and International Growth Fund, respectively, which represents 5.7% and 1.5% of the Fund's net assets, respectively. The following table summarizes the purchase date and cost basis of these securities:

                                                                      Purchase
                 Fund                       Security                   Date(s)               Shares      Cost Basis
     Developing Markets Growth Fund   PT Modern Photo                  4/3/95                18,500      $ 77,176
     Developing Markets Growth Fund   International UNP Holdings   7/20/94-6/14/95          228,000       115,344
     Developing Markets Growth Fund   Pan Smak Pizza                  12/22/95               55,500        35,103
     Developing Markets Growth Fund   PT Indofood Sukses              11/30/95               15,000        66,947
     International Growth Fund        PT Modern Photo              3/17/93-4/29/93          120,000       331,688
     International Growth Fund        International UNP Holdings       1/26/94            1,245,113       856,075

(6) This security represents an investment in an affiliated party and comprises 1.6%, .7%, .1%, and 4.3% of the Small Cap Growth, International Growth, Growth and Balanced Fund's net assets, respectively. See note 3 to the accompanying financial statements.

(7) At December 31, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                 DEVELOPING              SMALL
                                                   MARKETS                CAP           INTERNATIONAL
                                                   GROWTH               GROWTH             GROWTH
                                                    FUND                 FUND               FUND
Cost for federal income tax purposes            $5,101,338          $27,235,097        $61,035,563
Unrealized appreciation (depreciation) on
   investments:
     Gross unrealized appreciation              $  531,840           $5,941,628        $16,865,828
     Gross unrealized depreciation                (419,372)          (1,015,934)        (2,523,719)

Net unrealized appreciation                     $  112,468           $4,925,694        $14,342,109


                                                                       GROWTH &
                                                   GROWTH               INCOME            BALANCED
                                                    FUND                 FUND               FUND
Cost for federal income tax purposes          $268,544,000          $33,817,704         $3,096,749
Unrealized appreciation (depreciation) on
   investments:
     Gross unrealized appreciation            $114,005,907          $13,470,875         $  485,672
     Gross unrealized depreciation              (6,311,820)            (615,893)           (36,218)

 Net unrealized appreciation                  $107,694,087          $12,854,982         $  449,454


SIT MUTUAL FUND GROUP
STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995 (UNAUDITED)

                                 DEVELOPING       SMALL
                                   MARKETS         CAP      INTERNATIONAL                    GROWTH &
                                   GROWTH        GROWTH        GROWTH          GROWTH         INCOME      BALANCED
                                    FUND          FUND          FUND            FUND           FUND         FUND
ASSETS
Investments in securities, at
   identified cost.............  $5,101,338   $27,235,097    $61,035,563   $268,544,000    $33,817,704    $3,096,749

Investments in securities, at
   market value - see
   accompanying schedule for
   detail......................  $5,213,806   $32,160,791    $75,377,672   $376,238,087    $46,672,686    $3,546,203
Cash in bank on demand
   deposit.....................      41,141        85,753          6,694         18,071          2,154         4,282
Dividends and accrued interest
   receivable..................      16,276         4,903         55,392         77,695         23,603        19,575
Receivable for investment
   securities sold.............      73,455        82,920           ----      3,455,230        655,569        28,308
Receivable for Fund shares
   sold........................      35,145       137,513         50,163        142,347         15,170           896

          Total assets.........   5,379,823    32,471,880     75,489,921    379,931,430     47,369,182     3,599,264


LIABILITIES
Payable for investment securities
   purchased...................     240,051       681,650      2,043,392      1,880,758        669,844        15,534
Payable for Fund shares
   redeemed....................        ----         1,260          9,881        639,729        199,144           275
Accrued investment management
   and advisory services fee...       8,090        37,531         91,099        186,015         23,276         2,997
Other accrued expenses.........        ----          ----           ----         77,500         16,253          ----

          Total liabilities....     248,141       720,441      2,144,372      2,784,002        908,517        18,806

Net assets applicable to
   outstanding capital stock...  $5,131,682   $31,751,439    $73,345,549   $377,147,428    $46,460,665    $3,580,458

Capital stock
   Par.........................      $0.001        $0.001         $0.001         $0.001         $0.001        $0.001

   Authorized shares...........10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
   Outstanding shares..........     550,722     1,896,922      4,792,279     27,217,905      1,580,968       301,817

Net asset value per share of
   outstanding capital stock...       $9.32        $16.74         $15.30         $13.86         $29.39        $11.86


See accompanying notes to financial statements on pages 36-45.


SIT MUTUAL FUND GROUP
STATEMENTS OF OPERATIONS - SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                         DEVELOPING       SMALL
                                           MARKETS         CAP     INTERNATIONAL                 GROWTH &
                                           GROWTH        GROWTH       GROWTH         GROWTH       INCOME     BALANCED
                                            FUND          FUND         FUND           FUND         FUND        FUND
 INVESTMENT INCOME:
   INCOME:
     Dividends *.......................   $29,500       $28,532      $302,940      $715,441     $202,305      $8,236
     Interest..........................     5,627        47,623       115,767       340,289       36,046      46,522
        Total income...................    35,127        76,155       418,707     1,055,730      238,351      54,758

 EXPENSES (NOTE 3):
   Investment management and
     advisory services fee.............    48,109       171,422       657,006     1,084,882      208,346      15,600
   Custodian, transfer agent
     and accounting services fees......      ----          ----          ----       223,241       33,300        ----
   Auditing and legal fees.............      ----          ----          ----        12,804       10,463        ----
   Printing costs......................      ----          ----          ----        22,905        3,324        ----
   Postage ............................      ----          ----          ----         6,125        1,954        ----
   Registration fees...................      ----          ----          ----        34,607       19,059        ----
   Directors' fees and expenses........      ----          ----          ----         5,156        5,219        ----
   Other...............................      ----          ----          ----        25,562        7,830        ----
     Total expenses....................    48,109       171,422       657,006     1,415,282      289,495      15,600
     Less fees and expenses absorbed
        by investment adviser..........      ----          ----      (124,298)         ----      (62,111)       ----

     Total net expenses................    48,109       171,422       532,708     1,415,282      227,384      15,600

     Net investment income (loss)......   (12,982)      (95,267)     (114,001)     (359,552)      10,967      39,158

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
     Net realized gain (loss) (note 2).   (84,036)    1,504,040     4,848,375    27,242,522    2,392,705      61,307
     Net change in unrealized
        appreciation (depreciation) of
        investment.....................    59,703     2,846,569    (2,312,498)   32,148,937    2,395,762     175,209
     Realized loss on foreign
        currency transactions..........      (606)         ----        (3,927)         ----         ----        ----
     Unrealized appreciation (depreciation)
        on foreign currency transactions     (111)         ----        (1,839)         ----         ----        ----

        Net gain (loss) on investments.   (25,050)    4,350,609     2,530,111    59,391,459    4,788,467     236,516

 Net increase (decrease) in net assets
   resulting from operations...........  ($38,032)   $4,255,342    $2,416,110   $59,031,907   $4,799,434    $275,674


 * Dividends are net of foreign withholding tax of $1,619 and $31,630 in the Developing Markets Growth Fund and International Growth Fund, respectively.

See accompanying notes to financial statements on pages 36-45.

SIT MUTUAL FUND GROUP
STATEMENTS OF CHANGES IN NET ASSETS

                                                            DEVELOPING MARKETS                     SMALL CAP
                                                                GROWTH FUND                       GROWTH FUND
                                                        SIX MONTHS                       SIX MONTHS
                                                           ENDED                            ENDED
                                                       DECEMBER 31,     YEAR ENDED      DECEMBER 31,       YEAR ENDED
                                                           1995          JUNE 30,           1995            JUNE 30,
                                                        (UNAUDITED)        1995          (UNAUDITED)          1995
OPERATIONS:
   Net investment income (loss).......................   ($12,982)         $1,068         ($95,267)        ($16,690)
   Net realized gain (loss) on investments............    (84,036)       (346,290)       1,504,040           79,816
   Net realized loss on foreign currency transactions.       (606)           (749)            ----             ----
   Net change in unrealized appreciation
    (depreciation) of investments.....................     59,703          52,765        2,846,569        2,079,125
   Net change in unrealized appreciation (depreciation) of
    foreign currency transactions.....................       (111)            (13)            ----             ----

    Net increase (decrease) in net assets resulting from
      operations......................................    (38,032)       (293,219)       4,255,342        2,142,251
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................       (413)           ----             ----             ----
   Net realized gains on investments..................     (5,518)        (17,476)        (250,045)         (17,840)

    Total distributions...............................     (5,931)        (17,476)        (250,045)         (17,840)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold..........................  1,273,177       6,135,667       16,804,887       10,375,386
   Reinvested distributions...........................      5,758          17,122          246,053           17,806
   Payments for shares redeemed.......................   (721,723)     (1,223,761)      (1,320,061)        (502,440)

    Increase (decrease) in net assets from
      capital share transactions......................    557,212       4,929,028       15,730,879        9,890,752

      Total increase in net assets....................    513,249       4,618,333       19,736,176       12,015,163
NET ASSETS
   Beginning of period................................  4,618,433             100       12,015,263              100
   End of period...................................... $5,131,682      $4,618,433      $31,751,439      $12,015,263
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)............ $5,486,233      $4,929,021      $25,621,731       $9,890,852
   Undistributed (distributions in excess of) net
    investment income.................................    (12,969)            426          (95,267)            ----
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions.............................   (453,926)       (363,766)       1,299,281           45,286
   Unrealized appreciation (depreciation)
    on investments....................................    112,468          52,765        4,925,694          274,245
   Unrealized appreciation (depreciation) on foreign
    currency transactions.............................       (124)            (13)            ----             ----

                                                       $5,131,682      $4,618,433      $31,751,439      $12,015,263

CAPITAL TRANSACTIONS IN SHARES:
   Sold...............................................    135,878         606,755        1,074,325          931,351
   Reinvested distributions...........................        630           1,723           15,573            1,696
   Redeemed...........................................    (76,677)       (117,597)         (83,399)         (42,634)

Net increase (decrease)...............................     59,831         490,881        1,006,499          890,413




            INTERNATIONAL                       GROWTH                         GROWTH &                        BALANCED
             GROWTH FUND                         FUND                         INCOME FUND                        FUND

      SIX MONTHS                     SIX MONTHS                       SIX MONTHS                     SIX MONTHS
         ENDED                          ENDED                            ENDED                          ENDED
     DECEMBER 31,    YEAR ENDED     DECEMBER 31,      YEAR ENDED     DECEMBER 31,      YEAR ENDED     DECEMBER 31,     YEAR ENDED
         1995         JUNE 30,          1995           JUNE 30,          1995           JUNE 30,          1995          JUNE 30,
      (UNAUDITED)       1995         (UNAUDITED)         1995         (UNAUDITED)         1995         (UNAUDITED)        1995

($    114,001)   $     405,689    ($    359,552)   $      50,605    $      10,967    $     159,215    $      39,158   $      50,937
    4,848,375        1,189,544       27,242,522       25,409,872        2,392,705        1,917,168           61,307         (48,392)
       (3,927)         (17,082)            ----             ----             ----             ----             ----            ----

   (2,312,498)       3,216,287       32,148,937       52,036,551        2,395,762        7,081,827          175,209         327,093

       (1,839)           3,632             ----             ----             ----             ----             ----            ----


    2,416,110        4,798,070       59,031,907       77,497,028        4,799,434        9,158,210          275,674         329,638

     (392,223)        (171,445)         (50,975)            ----          (43,300)        (131,512)         (56,300)        (42,750)
   (3,774,246)      (1,158,084)     (35,900,021)     (25,299,507)      (3,279,734)      (2,040,000)            ----            ----

   (4,166,469)      (1,329,529)     (35,950,996)     (25,299,507)      (3,323,034)      (2,171,512)         (56,300)        (42,750)

    9,968,777       18,209,502       32,954,123       56,655,364        4,632,129        7,686,224          978,338       1,160,193
    3,963,657        1,271,854       34,550,289       23,722,299        3,243,091        2,113,345           54,049          42,696
   (6,961,472)     (18,523,460)     (41,316,550)     (89,871,342)      (8,101,802)      (6,187,506)        (115,687)       (341,220)


    6,970,962          957,896       26,187,862       (9,493,679)        (226,582)       3,612,063          916,700         861,669

    5,220,603        4,426,437       49,268,773       42,703,842        1,249,818       10,598,761        1,136,074       1,148,557

   68,124,946       63,698,509      327,878,655      285,174,813       45,210,847       34,612,086        2,444,384       1,295,827
$  73,345,549    $  68,124,946    $ 377,147,428    $ 327,878,655    $  46,460,665    $  45,210,847    $   3,580,458   $   2,444,384

$  57,895,694    $  50,924,732    $ 256,644,642    $ 230,456,780    $  33,147,476    $  33,374,058    $   3,139,015   $   2,222,315

     (118,961)         387,263         (359,922)          50,605           (2,016)          30,317             (444)         16,698


    1,223,586          153,384       13,168,621       21,826,120          460,223        1,347,252           (7,567)        (68,874)
    2,079,125       14,342,109       16,654,607      107,694,087       75,545,150       12,854,982       10,459,220         449,454


        3,121            4,960             ----             ----             ----             ----             ----            ----

$  73,345,549    $  68,124,946    $ 377,147,428    $ 327,878,655    $  46,460,665    $  45,210,847    $   3,580,458   $   2,444,384


      623,834        1,195,496        2,245,002        4,757,900          151,790          303,028           84,779         115,099
      266,375           86,580        2,607,555        2,160,501          111,445           89,220            4,701           4,375
     (433,774)      (1,229,768)      (2,853,665)      (7,435,697)        (275,139)        (248,087)         (10,013)        (33,817)

      456,435           52,308        1,998,892         (517,296)         (11,904)         144,161           79,467          85,657


See accompanying notes to financial statements on pages 36-45.


SIT MUTUAL FUND GROUP
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The SIT Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The SIT Developing Markets Growth Fund, SIT Small Cap Growth Fund, SIT International Growth Fund and SIT Balanced Fund are series funds of SIT Mutual Funds, Inc.

         The Developing Markets Growth and Small Cap Growth Funds commenced operations on July 1, 1994. The only transactions for the Funds prior to this date was the sale of 10 shares for $100 in each of the funds to Sit Investment Associates, Inc. on March 31, 1994.

         Significant accounting policies followed by the Funds are summarized below:


         INVESTMENTS IN SECURITIES

         Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

         Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

         The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

         The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.


         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

         For federal income tax purposes the Developing Markets Growth and the Balanced Funds have capital loss carryovers of $369,284 and $68,874, respectively at June 30, 1995 which, if not offset by subsequent capital gains, will begin to expire in 2004 and 2003, respectively. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for Growth & Income and Balanced Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, and Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1995, were as follow:

                                                             Purchases             Proceeds

         Developing Markets Growth Fund                    $ 1,853,905          $   1,414,553
         Small Cap Growth Fund                              22,238,785              8,415,945
         International Growth Fund                          21,194,655             16,896,434
         Growth Fund                                        87,830,041            112,412,162
         Growth & Income Fund                                7,903,647             12,478,268
         Balanced Fund                                       1,811,067              1,184,126


NOTE 3 - EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                          First             Next               Over
                                                       $30 Million       $70 Million       $100 Million
                                                       -----------       -----------       ------------

         Developing Markets Growth Fund                  2.00%              2.00%             2.00%
         Small Cap Growth Fund                           1.50%              1.50%             1.50%
         International Growth Fund                       1.85%              1.85%             1.85%
         Growth Fund                                     1.00%               .75%              .50%
         Growth & Income Fund                            1.00%               .75%              .50%
         Balanced Fund                                   1.00%              1.00%             1.00%


         SIA is obligated to pay all of Developing Markets Growth, Small Cap Growth, International Growth and Balanced Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

         The Growth and Growth & Income Funds will bear certain other expenses including outside directors' fees, custodian and transfer agent fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses. SIA is obligated to pay all expenses (excluding stock transfer taxes, interest, and brokerage commissions) in any fiscal year which exceed the following limitations:

                                                  First                    Over
                                               $30 Million              $30 Million
                                               -----------              -----------

         Growth Fund                              1.50%                    1.00%
         Growth & Income Fund                     1.50%                    1.00%

         Under the agreements, SIA directly incurs and pays the above expenses relating to the Growth and Growth & Income Funds and the Funds in turn reimburse SIA to the extent of the lower of the actual expenses (including the investment management and advisory services fee) or the expense limitation.

         During the period ended December 31, 1995, for the International Growth and Growth & Income Funds, SIA voluntarily absorbed an additional $124,298 and $62,111, respectively, in expenses that were otherwise payable by the Funds.

         As of December 31, 1995, the Small Cap Growth Fund, International Growth Fund, Growth Fund, and Balanced Fund had invested $510,000, $510,000, $510,000, and $155,000, respectively, in the SIT Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the SIT Money Market Fund.

         INVESTMENT SUB-ADVISER

         SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $229,032 were paid or payable to SKI for the period ended December 31, 1995.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1995:

                                                                                  % Shares
                                                            Shares               Outstanding

         Developing Markets Growth Fund                     279,580                 50.77%
         Small Cap Growth Fund                              902,452                 47.57
         International Growth Fund                          972,268                 20.29
         Growth Fund                                      2,475,352                  9.09
         Growth & Income Fund                               342,591                 21.67
         Balanced Fund                                      124,454                 41.23

         Legal fees are paid by Growth and Growth & Income Funds to a law firm of which the Funds' secretary is a partner. The total legal fees paid by these Funds for the period ended December 31, 1995 were $667.

NOTE 4 - FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:


SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended
                                                            December 31,      Year Ended
                                                                1995           June 30,
                                                             (Unaudited)         1995
NET ASSET VALUE:
   Beginning of period                                          $9.41           $10.00
Operations:
   Net investment income (loss)                                  (.02)            ----
   Net realized and unrealized
     losses on investments                                       (.06)            (.54)
Total from operations                                            (.08)            (.54)
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                           (.01)            (.05)
Total distributions                                              (.01)            (.05)
NET ASSET VALUE:
   End of period                                                $9.32            $9.41
Total investment return (1)                                     (0.83%)          (5.44%)
Net assets at end of period (000's omitted)                    $5,132           $4,618

RATIOS:
   Expenses to average daily net assets                          2.00%(2)         2.00%
   Net investment income (loss) to average daily net assets     (0.54%)(2)        0.03%
Portfolio turnover rate (excluding short-term securities)       31.08%           56.35%



(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.


SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                           December 31,      Year Ended
                                                               1995           June 30,
                                                            (Unaudited)         1995
NET ASSET VALUE:
   Beginning of period                                        $13.49           $10.00
Operations:
   Net investment income (loss)                                 (.05)            (.02)
   Net realized and unrealized gains
     on investments                                             3.44             3.56
Total from operations                                           3.39             3.54
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                          (.14)            (.05)
Total distributions                                             (.14)            (.05)
NET ASSET VALUE:
   End of period                                              $16.74           $13.49
Total investment return (1)                                    25.21%           35.59%
Net assets at end of period (000's omitted)                  $31,751          $12,015

RATIOS:
   Expenses to average daily net assets                         1.50%(2)         1.50%
   Net investment income (loss) to average daily net assets    (0.83%)(2)       (0.30%)
Portfolio turnover rate (excluding short-term securities)      39.06%           49.39%



(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.


SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                  Six Months
                                                     Ended
                                                 December 31,
                                                     1995                        Years Ended June 30,
                                                  (Unaudited)           1995            1994               1993            1992 (1)
NET ASSET VALUE:
   Beginning of period                           $    15.71        $    14.87        $    11.99        $    10.70     $    10.00
Operations:
   Net investment income (loss)                        (.03)              .09              (.04)             (.03)           .03
   Net realized and unrealized gains
     on investments                                     .56              1.06              3.08              1.35            .67
Total from operations                                   .53              1.15              3.04              1.32            .70
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          (.09)             (.04)             (.10)             (.03)          ----
   From realized gains                                 (.85)             (.27)             (.06)             ----           ----
Total Distributions                                    (.94)             (.31)             (.16)             (.03)          ----
NET ASSET VALUE:
   End of period                                 $    15.30        $    15.71        $    14.87        $    11.99     $    10.70
Total investment return (2)                            3.58%             7.86%            25.26%            12.37%          7.00%
Net assets at end of period (000's omitted)      $   73,346        $   68,125        $   63,699        $   34,549     $   24,631

RATIOS:
   Expenses to average daily net assets                1.50%(3)          1.50%(3)          1.65%(3)          1.85%          1.85%(4)
   Net investment income (loss) to average
       daily net assets                               (0.32%)(3)         0.62%(3)         (0.16%)(3)        (0.29%)         0.67%(4)
Portfolio turnover rate (excluding
   short-term securities)                             25.38%            40.42%            42.48%            52.50%         18.62%


(1) Period from November 1, 1991 (commencement of operations), to June 30, 1992.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3) Percentages for the period ended December 31, 1995, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1995, and years ended June 30, 1995 and 1994, the investment adviser voluntarily absorbed $124,298, $228,795, and $111,320, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1995, and 1.85% for the years ended June 30, 1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (0.67%), 0.27% and (0.36%), respectively.

(4) Adjusted to an annual rate.


SIT GROWTH FUND
FINANCIAL HIGHLIGHTS

Per share amounts prior to December 10, 1993 have been restated to reflect the 4 to 1 stock split.

                                                  Six Months
                                                     Ended
                                                 December 31,
                                                     1995                        Years Ended June 30,
                                                  (Unaudited)    1995        1994        1993        1992        1991
NET ASSET VALUE:
   Beginning of period                              $13.00      $11.08      $11.91     $10.52        $9.35      $8.70
Operations:
   Net investment income (loss)                       (.01)       ----        (.01)       .03          .04        .07
   Net realized and unrealized gains
     (losses) on investments                          2.32        2.96        (.51)      1.43         1.22       1.05
Total from operations                                 2.31        2.96        (.52)      1.46         1.26       1.12
Distributions to Shareholders:
   From net investment income                         ----        ----        (.02)      (.05)        (.06)      (.08)
   From realized gains                               (1.45)      (1.04)       (.29)      (.02)        (.03)      (.39)
Total distributions                                  (1.45)      (1.04)       (.31)      (.07)        (.09)      (.47)
NET ASSET VALUE:
   End of period                                    $13.86      $13.00      $11.08     $11.91       $10.52      $9.35
Total investment return (1)                          18.32%      28.44%      (4.62%)    13.88%       13.34%     14.13%
Net assets at end of period (000's omitted)       $377,147    $327,879    $285,175   $341,702     $241,831   $122,677

RATIOS:
   Expenses to average daily net assets               0.77%(2)    0.83%       0.82%      0.80%        0.83%      1.03%
   Net investment income (loss) to average
     daily net assets                                (0.20%)(2)   0.02%      (0.08%)     0.35%        0.52%      0.96%
Portfolio turnover rate (excluding
   short-term securities)                            24.78%      75.40%      46.71%     45.18%       24.74%     37.01%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)      Adjusted to an annual rate.


SIT GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS

                                                  Six Months
                                                     Ended
                                                 December 31,
                                                     1995                 Years Ended June 30,
                                                  (Unaudited)    1995        1994      1993          1992       1991
NET ASSET VALUE:
   Beginning of period                              $28.38      $23.89      $25.61     $24.22       $21.89     $22.64
Operations:
   Net investment income                               .01         .11         .23        .33          .38        .58
   Net realized and unrealized gains
     (losses) on investments                          3.27        5.88        (.33)      1.94         2.91       (.01)
Total from operations                                 3.28        5.99        (.10)      2.27         3.29        .57
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                         (.03)       (.09)       (.23)      (.34)        (.43)      (.69)
   From realized gains                               (2.24)      (1.41)      (1.39)      (.54)        (.53)      (.63)
Total distributions                                  (2.27)      (1.50)      (1.62)      (.88)        (.96)     (1.32)
NET ASSET VALUE:
   End of period                                    $29.39      $28.38      $23.89     $25.61       $24.22     $21.89
Total investment return (1)                          11.65%      26.33%      (0.58%)     9.52%       15.22%      3.10%
Net assets at end of period (000's omitted)        $46,461     $45,211     $34,612    $37,602      $32,040    $21,112

RATIOS:
   Expenses to average daily net assets               1.00%(2)    1.00%(2)    1.10%(2)   1.42%        1.50%      1.50%
   Net investment income to average daily
     net assets                                       0.05%(2)    0.42%(2)    0.89%(2)   1.31%        1.92%      2.74%
Portfolio turnover rate (excluding
   short-term securities)                            18.13%      67.14%      73.62%     47.82%       73.40%     70.01%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1995, are adjusted to an annual rate. During the period ended December 31, 1995, and years ended June 30, 1995 and 1994, the investment adviser voluntarily absorbed $62,111, $132,305, and $112,191, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.27%, for the period ended December 31, 1995, and 1.35% and 1.40% for the years ended June 30, 1995 and 1994, respectively, and the ratio of net investment income to average daily net assets would have been (0.22%), 0.07% and 0.59%, respectively.

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS


                                                                          Six Months
                                                                             Ended
                                                                         December 31,    Year Ended   Period Ended
                                                                             1995         June 30,      June 30,
                                                                          (Unaudited)       1995        1994 (1)
NET ASSET VALUE:
   Beginning of period                                                      $10.99          $9.48        $10.00
Operations:
   Net investment income                                                       .14            .28           .13
   Net realized and unrealized gains
     (losses) on investments                                                   .94           1.50          (.59)
Total from operations                                                         1.08           1.78          (.46)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                 (.21)          (.27)         (.06)
Total distributions                                                           (.21)          (.27)         (.06)
NET ASSET VALUE:
   End of period                                                            $11.86         $10.99         $9.48
Total investment return (2)                                                   9.94%         19.16%        (4.56%)
Net assets at end of period (000's omitted)                                 $3,580         $2,444        $1,296

RATIOS:
   Expenses to average daily net assets                                       1.00%(3)       1.00%         1.00%(3)
   Net investment income to average daily net assets                          2.51%(3)       2.97%         2.87%(3)
Portfolio turnover rate (excluding short-term securities)                    42.20%         50.61%        52.53%


(1)      Period from December 31, 1993 (commencement of operations), to June 30,
         1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)      Adjusted to an annual rate.

Directors:
                Eugene C. Sit, CFA
                Peter L. Mitchelson, CFA
                John E. Hulse
                Sidney L. Jones
                Donald W. Phillips
                William E. Frenzel

Director Emeritus:
                Melvin C. Bahle



Officers:
                Eugene C. Sit, CFA              Chairman
                Peter L. Mitchelson, CFA        Vice Chairman
                Mary K. Stern                   President
                Erik S. Anderson, CFA (1)       Vice President - Investments
                Ronald D. Sit, CFA (2)          Vice President - Investments
                Paul E. Rasmussen               Vice President & Treasurer
                Michael P. Eckert               Vice President
                Michael J. Radmer               Secretary
                Parnell M. Kingsley             Assistant Secretary
                Carla J. Rose                   Assistant Secretary
                Debra A. Sit, CFA               Assistant Treasurer


(1)  Growth Fund only.
(2)  Growth & Income Fund only.

SEMI-ANNUAL REPORT
STOCK FUNDS
December 31, 1995

INVESTMENT ADVISER
Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and International
 Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
Norwest Bank Minnesota, N.A.
733 Marquette Avenue
Minneapolis, MN 55479

TRANSFER AGENT AND
DISBURSING AGENT
First Data Investor Services
P.O. Box 9763
Providence, RI 02940-9763

AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN 55402


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